                                          John Hancock Variable Life
                                               Insurance Company
                                                              (JHVLICO)
[LOGO OF JOHN HANCOCK APPEARS HERE]

               SCHEDULED PREMIUM VARIABLE LIFE INSURANCE POLICY
                     JOHN HANCOCK VARIABLE LIFE ACCOUNT V

                              John Hancock Place
                          Boston, Massachusetts 02117

                        JOHN HANCOCK SERVICING OFFICE:
                                 P.O. Box 111

                       Boston, Massachusetts 02117

                  TELEPHONE 1-800-REAL LIFE (1-800-732-5543)
                               FAX 617-572-5410

                          PROSPECTUS MAY 1, 1997

                      AS SUPPLEMENTED JUNE 18, 1997

  The scheduled premium variable life policy ("Policy") described in this Prospectus can be funded, at the discretion of the Owner, by up to ten of the variable subaccounts of John Hancock Variable Life Account V ("Account"), by a fixed subaccount (the "Fixed Account"), or by a combination of the Fixed Account and up to nine of the variable subaccounts (collectively, "the Subaccounts"). The assets of each variable Subaccount will be invested in a corresponding Portfolio of John Hancock Variable Series Trust I ("Fund"), a "series" type mutual fund advised by John Hancock Mutual Life Insurance Company ("John Hancock"). The assets of the Fixed Account will be invested in the general account of John Hancock Variable Life Insurance Company ("JHVLICO").

  The prospectus for the Fund, which is attached to this Prospectus, describes the investment objectives, policies and risks of investing in the Portfolios of the Fund: Growth and Income (formerly Stock), Large Cap Growth (formerly Select Stock), Sovereign Bond (formerly Bond), Money Market, Managed, Real Estate Equity, International Equities (formerly International), Short-Term U.S. Government, Special Opportunities, Small Cap Growth, Small Cap Value, Mid Cap Growth, Mid Cap Value, International Balanced, International Opportunities, Large Cap Value, Strategic Bond and Equity Index. Other variable Subaccounts and Portfolios may be added in the future.

  Replacing existing insurance with a Policy described in this prospectus may not be to your advantage.

       THIS PROSPECTUS SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE. IT IS NOT VALID UNLESS ATTACHED TO A CURRENT PROSPECTUS FOR THE FUND.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THE PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS

                                                                            Page
SUMMARY....................................................................   1
JHVLICO AND JOHN HANCOCK...................................................   6
THE ACCOUNT AND SERIES FUND................................................   7
THE FIXED ACCOUNT..........................................................  10
POLICY PROVISIONS AND BENEFITS.............................................  10
  Requirements for Issuance of Policy......................................  11
  Premiums.................................................................  11
  Account Value and Surrender Value........................................  14
  Death Benefits...........................................................  15
  Value Options............................................................  16
  Partial Withdrawal of Excess Value.......................................  17
  Transfers Among Subaccounts..............................................  17
  Loan Provisions and Indebtedness.........................................  18
  Default and Options on Lapse.............................................  19
  Exchange Privilege.......................................................  20
CHARGES AND EXPENSES.......................................................  21
  Charges Deducted from Premiums...........................................  21
  Sales Charges............................................................  21
  Reduced Charges for Eligible Groups......................................  22
  Charges Deducted from Account Value......................................  23
DISTRIBUTION OF POLICIES...................................................  25
TAX CONSIDERATIONS.........................................................  26
  Policy Proceeds..........................................................  26
  Charge for JHVLICO's Taxes...............................................  27
  Corporate and H.R. 10 Plans..............................................  27
BOARD OF DIRECTORS AND EXECUTIVE OFFICERS OF JHVLICO.......................  28
REPORTS....................................................................  28
VOTING PRIVILEGES..........................................................  29
CHANGES IN APPLICABLE LAW--FUNDING AND OTHERWISE...........................  30
STATE REGULATION...........................................................  30
LEGAL MATTERS..............................................................  30
REGISTRATION STATEMENT.....................................................  30
EXPERTS....................................................................  30
FINANCIAL STATEMENTS.......................................................  31
APPENDIX--OTHER POLICY PROVISIONS..........................................  61
APPENDIX--ILLUSTRATION OF DEATH BENEFITS, SURRENDER VALUES AND
 ACCUMULATED PREMIUMS......................................................  63

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO PERSON IS AUTHORIZED TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS.

                      INDEX OF DEFINED WORDS AND PHRASES

  Below are listed certain words and phrases used in this Prospectus, together with identification of the page on which each is defined or explained:

                                                                           PAGE
                                                                           -----
      Account Value.......................................................    14
      Attained Age........................................................    16
      Basic Death Benefit.................................................    15
      Basic Premium.......................................................    12
      Benchmark Value.....................................................    16
      Contingent Deferred Sales Charge....................................    21
      Current Death Benefit...............................................    15
      Death Benefit Factor................................................    15
      Excess Value........................................................    16
      Experience Component................................................    16
      Extra Death Benefit.................................................    15
      Fixed Account.......................................................    10
      Grace Period........................................................    19
      Guaranteed Death Benefit............................................    15
      Indebtedness........................................................    19
      Investment Rule.....................................................    13
      Issue Charge........................................................    23
      Level Schedule......................................................    12
      Loan Assets.........................................................    19
      Minimum First Premium...............................................    11
      Modified Schedule...................................................    12
      Premium Component...................................................    16
      Premium Credit Factor...............................................    16
      Premium Processing Charge...........................................    21
      Premium Recalculation...............................................    12
      Required Premium....................................................    11
      Servicing Office....................................................     6
      Subaccount.......................................................... Cover
      Sum Insured at Issue................................................    15
      Surrender Value.....................................................    15
      Valuation Date......................................................     9
      Value Option........................................................    15
      Variable Subaccount.................................................     2

                                    SUMMARY

WHAT IS THE VARIABLE LIFE POLICY BEING OFFERED?

  JHVLICO issues variable life insurance Policies. The Policies described in this Prospectus are scheduled annual premium policies that provide for additional premium flexibility. JHVLICO also issues policies purchased by the payment of fixed annual premiums and policies purchased by the payment of a single premium. These other policies are not funded by the Account and are offered by means of other prospectuses, but use the same underlying Fund.

  As explained below, the death benefit and surrender value under the Policy may increase or decrease daily. The Policies differ from ordinary fixed-benefit life insurance in the way they work. However, the Policies are the same as fixed-benefit life insurance in providing lifetime protection against economic loss resulting from the death of the person insured. The Policies are primarily insurance and not investments.

  The Policies work generally as follows: Premium payments are periodically made to JHVLICO in amounts sufficient to meet the premium schedule selected. JHVLICO takes from each premium an amount for expenses, taxes, and sales load. JHVLICO then places the rest of the premium into as many as ten Subaccounts as directed by the owner of the Policy (the "Owner"). The assets allocated to each variable Subaccount are invested in shares of the corresponding Portfolio of the Fund. The currently available Portfolios are identified on the cover of this Prospectus. The assets allocated to the Fixed Account are invested in the general account of JHVLICO. During the year, JHVLICO takes charges from each Subaccount and credits or charges each Subaccount with its respective investment performance. The insurance charge, which is deducted from the invested assets attributable to each Policy ("Account Value"), varies monthly with the then attained age of the insured and with the amount of insurance provided at the start of each month.

  The death benefit may increase or decrease daily depending on the investment experience of the Subaccounts to which premiums are allocated. In general, the Current Death Benefit equals the Account Value times a factor ("Death Benefit Factor") which depends upon the sex and attained age of the insured. If the Account Value increases, the Current Death Benefit will increase, and, if the Account Value decreases, the Current Death Benefit will decrease. However, JHVLICO guarantees that, regardless of the investment experience, the death benefit payable will never be less than the amount of insurance originally purchased in the absence of a subsequent partial surrender ("Guaranteed Death Benefit").

  At issuance of the Policy, the Current Death Benefit is generally well below the Guaranteed Death Benefit. Whether or not it reaches or exceeds the Guaranteed Death Benefit depends upon the timing and amount of the premium payments, the investment experience, the activity under the Policy with respect to Policy loans, additional benefits and the like, the charges made against the Policy, and the attained age of the insured. Once the Current Death Benefit reaches the Guaranteed Death Benefit, the Owner bears the investment risk for any amount above the Guaranteed Death Benefit, and JHVLICO bears the investment risk for the Guaranteed Death Benefit.

  The initial Account Value is basically the sum of the amounts of the premium that JHVLICO, at the direction of the Owner, places in the Account and in the Fixed Account. The Account Value increases or decreases daily depending on the investment experience of the Subaccounts to which the amounts are allocated. JHVLICO does not guarantee a minimum amount of Account Value. The Owner bears the investment risk for that portion of the Account Value allocated to the variable Subaccounts. The Owner may surrender a Policy at any time while the insured is living. The Surrender Value is the Account Value less the sum of any unpaid Issue Charge and any Contingent Deferred Sales Charge and less any Indebtedness. If the Owner surrenders in the early policy years, the amount of Surrender Value would be low (as compared with other investments without sales charges) and, consequently, the insurance protection provided prior to surrender would be costly.

  The minimum initial death benefit that may be bought is $25,000 for insureds less than 25 years of age at the time of issue of the Policy and $50,000 for insureds with ages 25 through 75 at issue. All persons insured must meet certain health and other criteria called "underwriting standards." The smoking status of the insured is generally reflected in the insurance charges made. If the minimum death benefit at issue is at least $100,000, the insured may be eligible for the "preferred" class which has the lowest insurance charges for this Policy. Policies issued in certain jurisdictions or in connection with certain employee plans will not directly reflect the sex of the insured in either the premium rates or the charges and values under the Policy.

WHAT IS THE AMOUNT OF THE PREMIUMS?

  Premiums are determined under one of two premium schedules selected by the Owner. Under the Level Schedule, premiums are fixed for the life of the Policy. Under the Modified Schedule, a lower fixed premium is applicable which does not vary until the Policy anniversary nearest the insured's 72nd birthday. On this date, in the absence of an earlier election by the Owner, the Policy premium is automatically shifted to the Level Schedule and a new fixed annual premium becomes payable on a scheduled basis. The new premium depends upon the Policy's Guaranteed Death Benefit and Account Value at the time of the premium recalculation. The Owner may request that the premium recalculation take place on any Policy anniversary prior to that nearest the insured's 72nd birthday. In addition to the premium schedule chosen, the amount of the premium for a Policy depends upon the Sum Insured at Issue and the insured's age and sex (unless the Policy is sex-neutral). Premiums are payable annually or more frequently over the insured's lifetime. Additional premiums are charged for Policies in cases involving extra mortality risks and for additional insurance benefits. There is a 61-day grace period in which to make premium payments due after the Minimum First Premium is received.

  Within limits, scheduled premiums may be paid in advance and more than the scheduled premiums may be paid. If the Account Value under a Policy is sufficiently high, a premium payment otherwise scheduled need not be paid.

WHAT IS JOHN HANCOCK VARIABLE LIFE ACCOUNT V?

  The Account is a separate investment account of JHVLICO, operated as a unit investment trust, which supports benefits payable under the Policies. The Account is divided into a number of variable Subaccounts, each of which corresponds to one of the Portfolios of the Fund. The assets of each variable Subaccount are invested in the corresponding Portfolio of the Fund. The Portfolios of the Fund which are currently available are Growth & Income, Large Cap Growth, Sovereign Bond, Money Market, Managed, Real Estate Equity, International Equities, Short-Term U.S. Government, Special Opportunities, Small Cap Growth, Small Cap Value, Mid Cap Growth, Mid Cap Value, International Balanced, International Opportunities, Large Cap Value, Strategic Bond, and Equity Index.

  John Hancock Variable Series Trust I pays John Hancock a fee for providing investment management services to each of its Portfolios. The Fund also pays for certain non-advisory Fund expenses. The figures in the following chart are expressed as a percentage of each Portfolio's average daily net assets. The figures reflect the investment management fees currently payable and the 1996 non-advisory expenses that would have been allocated to the Fund under the allocation rules currently in effect.

                                          Other   Total Fund
                            Investment     Fund   Operating   Other Fund Expenses
       Portfolio          Management Fee Expenses  Expenses  Absent Reimbursement*
       ---------          -------------- -------- ---------- ---------------------
Managed.................      0.34%       0.03%     0.37%             N/A
Growth & Income.........      0.25%       0.03%     0.28%             N/A
Equity Index............      0.20%       0.25%     0.45%            1.61%
Large Cap Value.........      0.75%       0.25%     1.00%            1.89%
Large Cap Growth........      0.40%       0.05%     0.45%             N/A
Mid Cap Value...........      0.80%       0.25%     1.05%            2.15%
Mid Cap Growth..........      0.85%       0.25%     1.10%            2.34%
Special Opportunities...      0.75%       0.12%     0.87%             N/A
Real Estate Equity......      0.60%       0.11%     0.71%             N/A
Small Cap Value.........      0.80%       0.25%     1.05%            2.06%
Small Cap Growth........      0.75%       0.25%     1.00%            1.55%
International Balanced..      0.85%       0.25%     1.10%            1.44%
International Equities..      0.60%       0.18%     0.78%             N/A
International Opportuni-
 ties...................      1.00%       0.25%     1.25%            2.76%
Short-Term U.S. Govern-
 ment...................      0.30%       0.25%     0.55%            0.79%
Sovereign Bond..........      0.25%       0.06%     0.31%             N/A
Strategic Bond..........      0.75%       0.25%     1.00%            1.57%
Money Market............      0.25%       0.07%     0.32%             N/A

--------
* John Hancock reimburses a Portfolio when the Portfolio's Other Expenses exceed 0.25% of the Portfolio's average daily net assets.

  For a full description of the Fund, see the prospectus for the Fund attached to this Prospectus.

WHAT ARE THE CHARGES MADE BY JHVLICO?

  Premium Processing Charge. A charge not to exceed $2 deducted from each premium payment.

  State Premium Tax Charge. A charge equal to 2 1/2% of each premium payment after deduction of the Premium Processing Charge.

  Sales Charge Deduction from Premium. A charge equal to 4 1/2% of each premium payment after deduction of the Premium Processing Charge.

  Contingent Deferred Sales Charge. A charge deducted from Account Value if the Policy lapses or is surrendered during the first 14 Policy years. The amount of the charge depends upon the year in which lapse or surrender occurs. The charge will never be higher than 15% of premiums paid to date. The total charge for sales expenses over the lesser of 20 years or the life expectancy of the insured will not exceed 9% of the premium payments under the Policy, assuming all required premiums are paid, over that period.

  Issue Charges. A charge deducted monthly from Account Value in 48 equal installments totalling $240 plus 48c per $1000 of Sum Insured at Issue.

  Maintenance Charge. A charge deducted monthly from Account Value in an amount equal to no more than $4 plus 2c per $1000 of current Sum Insured.

  Insurance Charge. A charge based upon the amount at risk, the attained age and risk classification of the insured and JHVLICO's then current monthly insurance rates (never to exceed rates based on the 1980 CSO Tables) deducted monthly from Account Value.

  Guaranteed Death Benefit Charges. A charge not to exceed 3c per $1000 (currently 1c per $1000) of current Sum Insured deducted monthly from that portion of Account Value not attributable to the Fixed Account allocations. Upon any exercise of the Extra Death Benefit Option or the Basic Premium Reduction Option, a one-time charge not to exceed 3% (currently 1 1/2%) of the amount applied to exercise the option.

  Charge for Mortality and Expense Risks. A charge made daily from the variable Subaccounts at an effective annual rate of .60% of the assets of each variable Subaccount.

  Charges for Extra Mortality Risks. An additional premium, depending upon the Sum Insured at Issue, age of the insured and the degree of additional mortality risk, is required if the insured does not qualify for either the preferred or standard underwriting class. This additional premium is collected in two ways: up to 7% of each year's additional premium is deducted from premiums when paid and 93% of each year's additional premium is deducted monthly from Account Value in equal installments.

  Charges for Additional Insurance Benefits. An additional premium is required if the Owner elects to purchase an additional insurance benefit. This additional premium is collected in two ways: up to 7% of each year's additional premium is deducted from premiums when paid and 93% of the additional premium is deducted monthly from Account Value in equal installments.

  Charge for Partial Withdrawal. A charge equal to the lesser of $25 or 2% of the amount withdrawn deducted from Account Value at the time of withdrawal.

  See "Charges and Expenses" for a full description of the charges under the Policy.

IS THERE A CHARGE AGAINST THE ACCOUNT FOR FEDERAL INCOME TAX?

  Currently no charge is made against any Subaccount for Federal income taxes but if JHVLICO incurs, or expects to incur, income taxes attributable to any Subaccount or this class of Policies in future years, it reserves the right to make a charge. JHVLICO expects that it will continue to be taxed as a life insurance company. (See "Charge for JHVLICO's Taxes".)

WHAT IS THE RELATIONSHIP BETWEEN THE PREMIUM AND THE AMOUNT ALLOCATED TO THE SUBACCOUNTS?

  The initial net premium is allocated by JHVLICO from its general account to one or more of the Subaccounts on the date of issue of the Policy. The initial net premium is the gross premium less a processing charge, the charges deducted for sales expenses and state premium taxes. These charges also apply to subsequent premium payments. Net premiums derived from payments received after the issue date are allocated, generally on the date of receipt, to one or more of the Subaccounts as elected by the Owner.

HOW ARE AMOUNTS ALLOCATED TO EACH SUBACCOUNT?

  At issue and subsequently thereafter, the Owner will provide us with the rule ("Investment Rule") we will follow to invest net premiums or other amounts in any one but not more than ten of the Subaccounts. The Owner may change the Investment Rule under which JHVLICO will allocate amounts to Subaccounts. (See "Investment Rule".)

WHAT COMMISSIONS ARE PAID TO AGENTS?

  The Policies are sold through agents who are licensed by state authorities to sell JHVLICO's insurance policies. Commissions payable to agents are described under "Distribution of Policies". Sales expenses in any year are not equal to the deduction for sales load, including any Contingent Deferred Sales Charge, in that year. Rather, total sales expenses under the Policies are intended to be recovered over the lifetimes of the insureds covered by the Policies.

WHAT IS THE DEATH BENEFIT?

  The death benefit payable is the greater of the Guaranteed Death Benefit, including any Extra Death Benefit Value Option which may have been exercised, or the Current Death Benefit. Whenever the Current Death Benefit exceeds the Guaranteed Death Benefit, the death benefit will increase whenever there is an increase in the Policy's Account Value and it will decrease whenever there is a decrease in the Policy's Account Value but never below the Guaranteed Death Benefit. (See "Death Benefits".)

HOW DOES THE ACCOUNT VALUE OF A POLICY VARY IN RELATION TO THE SUBACCOUNTS' INVESTMENT EXPERIENCE?

  In general, the Account Value for any day equals the Account Value for the previous day, increased by any net premium placed in the Subaccounts for the Policy, decreased by any charges made against the Account Value and by any partial withdrawal of Excess Value, and increased or decreased by the investment experience of the Subaccounts. No minimum Account Value for the Policy is guaranteed.

WHAT IS THE LOAN PROVISION AND HOW DOES A LOAN AFFECT THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE?

  After the first Policy year the Owner may obtain a Policy loan. Assuming no Indebtedness (see below), the maximum amount of any loan in Policy years two and three is 75% of that portion of the Surrender Value attributable to variable Subaccount investments, plus 100% of that portion of the Surrender Value attributable to Fixed Account investments; thereafter the maximum is 90% of that portion of Surrender Value attributable to variable Subaccount investments, plus 100% of that portion of the Surrender Value attributable to Fixed Account investments. Interest charged on any loan will accrue and compound daily at an effective annual rate determined by JHVLICO at the start of each Policy Year. This interest rate will not exceed the greater of (1) the "Published Monthly Average" (see "Loan Provision and Indebtedness") for the calendar month ending two months before the calendar month of the Policy anniversary or (2) 5%. In jurisdictions where a fixed loan rate is applicable, JHVLICO will charge interest at an effective annual rate of 6%, accrued and compounded daily. A loan plus accrued interest ("Indebtedness") may be repaid at the discretion of the Owner in whole or in part in accordance with the terms of the Policy.

  While a loan is outstanding, the rate of interest credited to the Account Value because of the loan will usually be different than the net investment experience of the Subaccounts. Therefore, the Account Value, the Surrender Value and any Death Benefit above the Guaranteed Death Benefit are permanently affected by any loan.

IS THERE A SHORT-TERM CANCELLATION RIGHT?

  The Owner may surrender a Policy by delivering or mailing it within 45 days after the date of Part A of the application, or within 10 days after receipt of the Policy by the Owner, or within 10 days after mailing by

JHVLICO of the Notice of Withdrawal Right, whichever is latest, to JHVLICO's Servicing Office, or to the agent or agency office through which it was delivered. Any premium paid on it will be refunded. If required by state law, the refund will equal the Account Value at the end of the Valuation Period in which the Policy is received plus all charges or deductions made against premiums plus an amount reflecting charges against the Subaccounts and the investment management fee of the Fund.

WHAT IS THE EXCHANGE PRIVILEGE ALLOWED AN OWNER?

  The Owner may transfer the entire Account Value in variable Subaccounts under a Policy to the Fixed Account at any time. The transfer will take effect at the end of the Valuation Period in which JHVLICO receives, at its Servicing Office, notice satisfactory to JHVLICO. (See "Exchange Privilege".)

ARE THE BENEFITS UNDER A POLICY SUBJECT TO FEDERAL INCOME TAX?

  There has been a determination by the Internal Revenue Service that death benefits payable under variable life insurance policies (which appear to be similar to those described in this Prospectus in all material respects) are excludable from the beneficiary's gross income for Federal income tax purposes. It is also believed that an Owner will not be deemed to be in constructive receipt of the cash values of the Policy until values are actually received through withdrawal, surrender, or other distributions. The benefits under Policies described in this Prospectus are expected to receive the same tax treatment under the Internal Revenue Code of 1986 as benefits under traditional fixed-benefit life insurance policies.

  Under recent Federal tax legislation, distributions from Policies entered into after June 20, 1988 on which premiums greater than a "7-pay" premium limit (as defined in the law) have been paid, will be subject to taxation. See "Flexibility as to Premium Payments" for a discussion of how the "7-pay" premium limit may be exceeded under a Policy. A distribution on such a Policy (called by the law a "modified endowment contract") will be taxed to the extent there is any income (gain) to the Owner and an additional tax may be imposed on the taxable amount (See "Flexibility as to Premium Payments" and "Policy Proceeds" under "Tax Considerations").

                           JHVLICO AND JOHN HANCOCK

  JHVLICO, a stock life insurance company chartered in 1979 under Massachusetts law, is authorized to transact a life insurance and annuity business in Massachusetts and all states other than New York. JHVLICO began selling variable life insurance policies in 1980.

  JHVLICO is a wholly-owned subsidiary of John Hancock, a company chartered in Massachusetts in 1862. Its Home Office is at John Hancock Place, Boston, Massachusetts 02117. John Hancock's assets are approximately $59 billion and it has invested over $380 million in JHVLICO in connection with JHVLICO's organization and operations. It is anticipated that John Hancock will from time to time make additional capital contributions to JHVLICO to enable it to meet its reserve requirements and expenses in connection with its business and John Hancock is commited to make additional capital contributions if necessary to ensure that JHVLICO maintains a positive net worth.

                          THE ACCOUNT AND SERIES FUND

  The Account, a separate account established under Massachusetts law in 1986 meets the definition of "separate account" under the Federal securities laws and is registered as a unit investment trust under the Investment Company Act of 1940 ("1940 Act").

  The Account's assets are the property of JHVLICO. Each Policy provides that the portion of the Account's assets equal to the reserves and other liabilities under the Policy shall not be chargeable with liabilities arising out of any other business JHVLICO may conduct. In addition to the assets attributable to variable life policies, the Account's assets include assets derived from charges made by JHVLICO. From time to time these additional assets may be transferred in cash by JHVLICO to its general account. Before making any such transfer, JHVLICO will consider any possible adverse impact the transfer might have on any Subaccount. Additional premiums are charged for Policies where the insured is classified as a substandard risk and a portion of these premiums is allocated to the Account.

  The Account is registered with the Securities and Exchange Commission (the "Commission") under the 1940 Act. Such registration does not involve the supervision by the Commission of the management or policies of the Account, JHVLICO or John Hancock.

  The assets in the variable Subaccounts are invested in the corresponding Portfolio of the Fund, but the assets of one variable Subaccount are not necessarily legally insulated from liabilities associated with another variable Subaccount. New variable Subaccounts may be added or existing variable Subaccounts may be deleted as new Portfolios are added to or deleted from the Fund and made available to Owners.

SERIES FUND

  The Fund is a "series" type of mutual fund registered with the Commission under the 1940 Act as an open-end diversified management investment company. The Fund serves as the investment medium for the Account and other unit investment trust separate accounts established for other variable life insurance policies and variable annuity contracts. (See the attached Fund prospectus for a description of a need to monitor for possible conflicts and other consequences.) A very brief summary of the investment objectives of each Portfolio is set forth below.

 Growth & Income Portfolio

  The investment objective of this Portfolio is to achieve intermediate and long-term growth of capital, with income as a secondary consideration. This objective will be pursued by investments principally in common stocks (and securities convertible into or with rights to purchase common stocks) of companies believed to offer growth potential over both the intermediate and long-term.

 Large Cap Growth Portfolio

  The investment objective of this Portfolio is to achieve above-average capital appreciation through the ownership of common stocks (and securities convertible into or with rights to purchase common stocks) of companies believed to offer above-average capital appreciation opportunities. Current income is not an objective of the Portfolio.

 Sovereign Bond Portfolio

  The investment objective of this Portfolio is to provide as high a level of long-term total rate of return as is consistent with prudent investment risk, through investment primarily in a diversified portfolio of freely marketable debt securities. Total rate of return consists of current income, including interest and discount accruals, and capital appreciation.

 Money Market Portfolio

  The investment objective of this Portfolio is to provide maximum current income consistent with capital preservation and liquidity. It seeks to achieve this objective by investing in a managed portfolio of high quality money market instruments.

 Managed Portfolio

  The investment objective of this Portfolio is to achieve maximum long-term total return consistent with prudent investment risk. Investments will be made in common stocks, convertibles and other equity investments, in bonds and other fixed income securities and in money market instruments.

 Real Estate Equity Portfolio

  The investment objective of this Portfolio is to provide above-average income and long-term growth of capital by investment principally in equity securities of companies in the real estate and related industries.

  International Equities Portfolio. The investment objective of this Portfolio is to achieve long-term growth of capital by investing primarily in foreign equity securities.

  Special Opportunities Portfolio. The investment objective of this Portfolio is to achieve long-term capital appreciation by emphazising investments in equity securities of issuers in various economic sectors.

  Short-Term U.S. Government Portfolio. The investment objective of this Portfolio is to provide a high level of current income consistent with the maintenance of principal, through investment in a portfolio of short-term U.S. Treasury securities and U.S. Government agency securities.

  Equity Index Portfolio: The investment objective of this Portfolio is to provide investment results that correspond to the total return of the U.S. market as represented by the S&P 500 utilizing common stocks that are publicly traded in the United States.

  Large Cap Value Portfolio: The investment objective of this Portfolio is to provide substantial dividend income, as well as long-term capital appreciation, through investment in the common stocks of established companies believed to offer favorable prospects for increasing dividends and capital appreciation.

  Mid Cap Growth Portfolio: The investment objective of this Portfolio is to provide long-term growth of capital through a non-diversified portfolio investing largely in common stocks of medium capitalization companies.

  Mid Cap Value Portfolio: The investment objective of this Portfolio is to provide long-term growth of capital primarily through investment in the common stocks of medium capitalization companies believed to sell at a discount to their intrinsic value.

  Small Cap Growth Portfolio: The investment objective of this Portfolio is to provide long-term growth of capital through a diversified portfolio investing primarily in common stocks of small capitalization emerging growth companies.

  Small Cap Value Portfolio: The investment objective of this Portfolio is to provide long-term growth of capital by investing in a well-diversified portfolio of common stocks of small-capitalization companies exhibiting value characteristics.

  Strategic Bond Portfolio: The investment objective of this Portfolio is to provide a high total return consistent with moderate risk of capital and maintenance of liquidity, from a portfolio of domestic and international fixed income securities.

  International Opportunities Portfolio: The investment objective of this Portfolio is to provide capital appreciation through investment in common stocks of primarily well-established, non-United States companies.

  International Balanced Portfolio: The investment objective of this Portfolio is to maximize total U.S. dollar return, consisting of capital appreciation and current income, through investment in non-U.S. equity and fixed income securities.

  John Hancock acts as the investment manager for the Fund, and John Hancock's indirectly owned subsidiary, Independence Investment Associates, Inc., with its principal place of business at 53 State Street, Boston, MA 02109, provides sub-investment advice with respect to the Growth & Income, Large Cap Growth, Managed, Real Estate Equity, and Short-Term U.S. Government Portfolios. Another indirectly owned subsidiary, John Hancock Advisers, Inc., located at 101 Huntington Avenue, Boston, MA 02199, and its subsidiary, John Hancock Advisers International, Limited, located at 34 Dover Street, London, England, provide sub-investment advice with respect to the International Equities Portfolio, and John Hancock Advisers, Inc., does likewise with respect to the Sovereign Bond, Small Cap Growth and Special Opportunities Portfolios.

  T. Rowe Price Associates, Inc., located at 100 East Pratt St., Baltimore, MD 21202, provides sub-investment advice with respect to the Large Cap Value Portfolio and its subsidiary, Rowe Price-Fleming International, Inc., also located at 100 East Pratt St., Baltimore, MD 21202, provides sub-investment advice with respect to the International Opportunities Portfolio.

  State Street Bank & Trust, N.A., at Two International Place, Boston, MA 02110, is the sub-investment adviser to the Equity Index Portfolio. INVESCO Management & Research located at 101 Federal Street, Boston, MA 02110, is the sub-investment adviser to the Small Cap Value Portfolio. Janus Capital Corporation, with its principal place of business at 100 Filmore Street, Denver, CO 80206, is the sub-investment adviser to the Mid Cap Growth Portfolio. Neuberger & Berman, LLC of 605 Third Avenue, New York, NY 10158, provides sub-investment advice to the Mid Cap Value Portfolio. J.P. Morgan Investment Management Inc., located at 522 Fifth Avenue, New York, NY 10036, provides sub-investment advice with respect to the Strategic Bond Portfolio and Brinson Partners, Inc., of 209 S. LaSalle Street, Chicago, IL 60604, does likewise with respect to the International Balanced Portfolio.

  John Hancock will purchase and redeem Fund shares for the Account at their net asset value without any sales or redemption charges. Shares of the Fund represent an interest in one of the Portfolios of the Fund which corresponds to the variable Subaccount of the Account. Any dividend or capital gains distributions received by the Account will be reinvested in Fund shares at their net asset value as of the dates paid.

  On each Valuation Date, shares of each portfolio are purchased or redeemed by John Hancock for each variable Subaccount based on, among other things, the amount of net premiums allocated to the variable Subaccount, distributions reinvested, transfers to, from and among variable Subaccounts, all to be effected as of that date. Such purchases and redemptions are effected at the net asset value per Fund share for each Portfolio determined on that same Valuation Date. A Valuation Date is any date on which the New York Stock Exchange is open for trading and on which the Fund values its shares. A Valuation Period is that period of time from the beginning of the day following a Valuation Date to the end of the next following Valuation Date.

  A full description of the Fund, its investment objectives, policies and restrictions, its charges, expenses and all other aspects of its operation is contained in the attached prospectus and the statement of additional information referred to therein, which should be read together with this Prospectus.

                               THE FIXED ACCOUNT

  An Owner may allocate premiums to the Fixed Account or transfer all or a part of the Account Value under a Policy to the Fixed Account. The amount so allocated or transferred will become a part of JHVLICO's general account assets. JHVLICO's general account consists of assets owned by JHVLICO other than those in the Account and in other separate accounts that have been or may be established by JHVLICO. Subject to applicable law, JHVLICO has sole discretion over the investment of assets of the general account and Owners do not share in the investment experience of those assets. Instead, JHVLICO guarantees that the Account Value allocated to the Fixed Account will accrue interest daily at an effective annual rate of at least 4% without regard to the actual investment experience of the general account. Consequently, if an Owner pays the scheduled premiums, allocates all net premiums only to the Fixed Account, and makes no transfers, partial withdrawals, or policy loans, the minimum amount and duration of the death benefit will be determinable and guaranteed. Transfers from the Fixed Account are subject to certain limitations (see "Transfers Among Subaccounts"), and charges will vary somewhat for Account Value allocated to the Fixed Account. See "Charges Deducted From Account Value".

  The Account Value in the Fixed Account is equal to the portion of the net premiums allocated to it, plus any amounts transferred to it and interest credited to it, minus any charges deducted from it or partial withdrawals or amounts transferred from it. JHVLICO guarantees that interest credited to the Account Value in the Fixed Account will not be less than an effective annual rate of 4%. JHVLICO may, in its sole discretion, credit a higher rate although it is not obligated to do so. The Owner assumes the risk that interest credited will not exceed 4% per year. Upon request and in the annual statement, JHVLICO will inform Owners of the then-applicable rate.

  Because of exemptive and exclusionary provisions, interests in JHVLICO's general account have not been registered under the Securities Act of 1933 and the general account has not been registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are subject to the provisions of these Acts, and JHVLICO has been advised that the staff of the Securities and Exchange Commission has not reviewed the disclosure in this prospectus relating to the Fixed Account. Disclosure regarding the Fixed Account may, however, be subject to certain generally-applicable provisions of the Federal securities laws relating to accuracy and completeness of statements made in prospectuses.

                        POLICY PROVISIONS AND BENEFITS

  The discussions which follow under "Death Benefits", "Account Value" and "Surrender Value" assume that there has been no Policy loan. Benefits and values are affected if premiums are not paid as scheduled or if a Policy loan is made. For the effect of a default in payment of premiums, see "Default and Options on Lapse", and of a loan, see "Loan Provision and Indebtedness".

REQUIREMENTS FOR ISSUANCE OF POLICY

  The Policy is generally available with a minimum Sum Insured at Issue of $25,000 for insureds less than 25 years of age at the time of issue of the Policy and minimum Sum Insured at Issue of $50,000 for insureds with ages 25 through 75 at issue. All persons insured must meet certain health and other criteria called "underwriting standards". The smoking status of the insured is reflected in the insurance charges made. If the Sum Insured at Issue is at least $100,000, the insured may be eligible for the "preferred" underwriting class of this Policy, which has the lowest insurance charges. Amounts of coverage that JHVLICO will accept under the Policy may be limited by JHVLICO's underwriting and reinsurance procedures as in effect from time to time.

  Policies issued in certain jurisdictions and in connection with certain employee plans will not directly reflect the sex of the insured in either the premium rates or the charges or values under the Policy. The illustrations, factors and premiums set forth in this Prospectus are sex-distinct and, therefore, do not reflect the sex-neutral rates, charges or values that would apply to such Policies.

PREMIUMS

 Payment Schedule

  Premiums are scheduled and payable during the lifetime of the insured in accordance with JHVLICO's established rules and rates. Premiums are payable at JHVLICO's Servicing Office on or before the due date specified in the Policy. All Policies operate under the same schedule of due dates.

  After the payment of the Minimum First Premium (see "Minimum Premium Requirements" below) there are three scheduled due dates in the first Policy year. Due dates are the last Valuation Date in the third, sixth and ninth Policy months. In the second Policy year, the scheduled due dates are the last Valuation Date in the sixth and twelfth Policy months. In the third and all later Policy years, the scheduled due date is the last Valuation Date of the Policy year.

 Minimum Premium Requirements

  An amount of Required Premium (see "Amount of Required Premium" below) is determined at the start of each Policy year. Generally, the full amount of Required Premium must be paid by the last scheduled due date of the Policy year. In the first and second Policy years, however, there are additional requirements.

  In the first Policy year, a Minimum First Premium must be received by JHVLICO at its Servicing Office in order for the Policy to be in full force and effect. The Minimum First Premium is equal to the greater of $150 or one-fourth of the Required Premium. Also in the first Policy year, one-half of the Required Premium must be received on or before the last Valuation Date in the third Policy month and three-quarters of the Required Premium must be received on or before the last Valuation Date in the sixth Policy month.

  In the second Policy year, one-half of the Required Premium for the second Policy year must be received on or before the last Valuation Date in the sixth Policy month.

  Premium requirements are met by premium payments on a cumulative basis. For example, the premium requirement on all scheduled due dates of the first Policy year would be met if the full Required Premium for the first Policy year were paid at issue of the Policy.

  Generally, all premiums received are counted by JHVLICO when it determines whether the premium requirement is met on a scheduled due date. This cumulative amount of premiums received is reduced for this purpose by amounts withdrawn from the Premium Component of Excess Value and amounts applied from the Premium Component to any Value Option other than the Accumulate Option. The premium requirement will also be deemed satisfied on the last Valuation Date of the second or any later Policy year if any Excess Value is available on the scheduled due date. See "Value Options".

  Failure to satisfy a premium requirement on a scheduled due date may cause the Policy to terminate. See "Default and Options on Lapse".

 Amount of Required Premium

  The Required Premium determined at the start of each Policy year equals an amount for the Basic Death Benefit ("Basic Premium") or $300 if the annual Basic Premium is less than $300, plus any additional premium because the insured is an extra mortality risk or because additional insurance benefits have been purchased. The Basic Premium is a level amount that does not change if the Level Schedule is selected. If the Modified Schedule is selected, the Basic Premium does not change until the Premium Recalculation occurs. See "Choice of Premium Schedule" and "Premium Recalculation".

  If the Account Value on the Valuation Date immediately preceding the Policy anniversary, when multiplied by the Death Benefit Factor on that Policy anniversary , is equal to or greater than the Guaranteed Death Benefit, then no Required Premium is applicable to the following Policy year. This means that even if no premium is paid during the Policy year, the premium requirement will be met on the scheduled due date at the end of the Policy year. If applicable, Owners will be mailed a written notice by JHVLICO within 10 days after any Policy anniversary stating that no premium payment is required in that Policy year.

 Choice of Premium Schedule

  At the time of application, the applicant can select either a Level Schedule or a Modified Schedule as the basis for the Basic Premium on the Policy. The Modified Schedule alternative is not available if the insured is over age 70 on the issue date of the Policy. If the Level Schedule is chosen, the Basic Premium will never increase during the lifetime of the insured. With the Level Schedule, the Basic Premium is completely insulated from any adverse investment performance. If the Modified Schedule is chosen, the Basic Premium is initially lower than under the Level Schedule. However, a Premium Recalculation (described below) must occur no later than the Policy anniversary nearest the insured's 72nd birthday. At the time of the Premium Recalculation, JHVLICO determines a new Basic Premium which is payable through the remaining lifetime of the insured.

  A comparison of the Basic Premiums at issue under the Level and Modified Schedules for a Sum Insured at issue of $100,000 for a male is shown below:

                     Issue
                      Age             Level            Modified
                     -----            -----            --------
                      25            $1,113.00          $  708.00
                      40            $1,954.00          $1,305.00
                      55            $3,869.00          $2,585.00

 Premium Recalculation (Modified Schedule Only)

  The Premium Recalculation applicable to any Policy on a Modified Schedule may be elected by the Owner at any time after the first Policy anniversary up to the Policy anniversary nearest the insured's 72nd birthday. If elected, the Premium Recalculation will be effected on the Policy anniversary next following receipt by

JHVLICO at its Servicing Office of satisfactory written notice. If not elected sooner, the Premium Recalculation will be effected by JHVLICO on the Policy anniversary nearest the insured's 72nd birthday.

  The new Basic Premium resulting from a Premium Recalculation may be less than, equal to or greater than the original Basic Premium but it will never exceed the maximum Basic Premium shown in the Policy. The new Basic Premium depends on the insured's sex and age, the Guaranteed Death Benefit under the Policy and the Account Value on the Valuation Date immediately preceding the date of the Premium Recalculation.

  A charge will be made if the new Basic Premium is below the Basic Premium on the Level Schedule for the insured's age at issue of the Policy. The charge (currently 1 1/2%) will not exceed 3% of the amount of Account Value applied by JHVLICO to reduce the new Basic Premium to an amount below the Basic Premium which would have been payable on the Level Schedule for the insured's age at issue. See "Guaranteed Death Benefit Charges".

 Billing, Allocation of Premium Payments (Investment Rule)

  The Owner may at any time elect to be billed by JHVLICO for an amount of premium greater than the Required Premium otherwise payable. The Owner may also elect to be billed for premiums on an annual, semi-annual or quarterly basis. An automatic check-writing program may be available to an Owner interested in making monthly premium payments. A Premium Processing Charge, not to exceed $2, is deducted from each premium payment. All premiums are payable at JHVLICO's Servicing Office.

  Any premium payment will be processed by JHVLICO as of the end of the Valuation Period in which it is received, unless one of the three exceptions noted below is applicable. Each premium payment will be reduced, first by the Premium Processing Charge and then by the state premium tax charge and the sales charge deducted from premiums. See "Charges and Expenses". The remainder is the net premium.

  The Owner at the time of application must elect an Investment Rule which will allocate net premiums and any credits to as many as ten of the Subaccounts. The Owner must select allocation percentages in whole numbers, and the total allocated must equal 100%. The Owner may thereafter change the Investment Rule prospectively at any time. The change will be effective as to any net premiums and credits applied after receipt at JHVLICO's Servicing Office of notice satisfactory to JHVLICO. If an Owner requests a change inconsistent with the transfer provisions, the portion of the request inconsistent with the transfer provisions will not be effective.

  There are three exceptions to the normal practice of processing a premium payment as of the end of the Valuation Period in which it is received:

    (1) A payment received prior to a Policy's issue date will be processed as if received on the Valuation Date immediately preceding the issue date.

    (2) A payment made during a Policy's grace period will be processed as of the scheduled due date to the extent it represents the amount of premium in default; any excess will be processed as of the date of receipt.

    (3) If the Minimum First Premium is not received prior to the issue date, each payment received thereafter will be processed as if received on the Valuation Date immediately preceding the issue date until all of the Minimum First Premium is received.

 Flexibility as to Premium Payments

  The Owner may pay more than the Required Premium during a Policy year and may ask to be billed for an amount greater than any Required Premium. The Owner may also pay amounts in addition to any billed amount. However, each premium payment must be at least $25. JHVLICO reserves the right to limit premium payments above the amount of the cumulative Required Premiums due on the Policy.

  The ability to pay more than the Required Premium provides the Owner with considerable payment flexibility in meeting the premium requirements of the Policy. Consider a Policy with a $1,000 Required Premium and where the Owner pays $1,250 in each of the first eight Policy years. If none of the additional premium of $2,000 is applied under a Value Option (See "Value Options"), the Policy will remain in force for at least ten years without any further premium payments. During each of these ten years, the premium received ($1,250 a year for eight years) at least equals the aggregate Required Premiums ($1,000 a year for 10 years) on the scheduled due dates. In other words, the payment of more than the Required Premium in a year can be relied upon to satisfy the Required Premium requirements in later years. If, however, the Owner were to apply $500 of the additional premium to a Value Option, then only $1,500 would remain to meet Required Premiums. The Policy would remain in force for at least 9 years but a payment of $500 may be necessary by the end of the tenth Policy year to keep the Policy in force.

 7-Pay Premium Limitation

  Federal tax law modifies the tax treatment of certain policy distributions such as loans, surrenders, partial surrenders, and withdrawals. The application of this modified treatment to any Owner depends upon whether premiums have been paid that exceed a "7-pay' premium as defined in the law. The "7-pay' premium is greater than the Required Premium on the Policy but is generally less than the amount an Owner may choose to pay and JHVLICO will accept. If the total premium paid exceeds the 7-pay limitation, the Owner will be subject to the new tax rules on any distributions made from the Policy. A material change in the Policy will result in a new "7-pay" limitation and test period. A reduction in death benefit within the seven year period following issuance of, or a material change in, the Policy may also result in the application of the modified endowment treatment. See "Policy Proceeds" under "Tax Considerations." If John Hancock receives any premium payment that will cause a Policy to become a modified endowment, the excess portion of that premium will not be accepted unless the Owner signs an acknowledgement of that fact. When it identifies such excess premium, John Hancock sends the Owner immediate notice and refunds the excess premium if it has not received the acknowledgement by the time the premium payment check has had a reasonable time to clear the banking system, but in no case longer than two weeks.

ACCOUNT VALUE AND SURRENDER VALUE

  Amount of Account Value. The Account Value increases or decreases depending upon a number of factors, such as the applicable Subaccount's investment experience, the proportion of the Account Value invested in each Subaccount and the interest credited to any Loan Assets established upon the making of a Policy loan. In general the Account Value for any day equals the Account Value for the previous day, decreased by charges against the Account Value and by any partial withdrawal of Excess Value, increased or decreased by the investment experience of the Subaccounts and increased by net premiums received. No minimum amount of Account Value is guaranteed.

  A Policy loan will not affect the total amount of Account Value at the time the loan is made but will result in a different rate of return being credited to the Loan Account portion of the Account Value.

  Amount of Surrender Value. The Surrender Value will be the Account Value less the sum of any unpaid Issue Charge and any Contingent Deferred Sales Charge and less any Indebtedness.

  The Contingent Deferred Sales Charge is deducted from the Account Value upon surrender of the Policy during the first fourteen Policy years after issue. The amount of this charge is set forth in a schedule under "Sales Charges". The total charge for sales expenses, including the Contingent Deferred Sales Charge, over the lesser of 20 years or the life expectancy of the insured, will not exceed 9% of the payments under the Policy over that period.

  When Policy may be Surrendered. A Policy may be surrendered for its Surrender Value at any time while the insured is living. Surrender takes effect and the Surrender Value is determined as of the end of the Valuation Period in which occurs the later of receipt at JHVLICO's Servicing Office of a signed request and the surrendered Policy.

  When Part of Policy may be Surrendered. A Policy may be partially surrendered upon submission of a written request satisfactory to JHVLICO in accordance with its rules. Currently, the Policy after partial surrender must have a Sum Insured at least as large as the minimum amount for which JHVLICO would issue a Policy on the life of the insured. The Guaranteed Death Benefit for the Policy will be adjusted to reflect the new Sum Insured. A pro-rata portion of any Contingent Deferred Sales Charge will be deducted. A possible alternative to the partial surrender of a Policy is the withdrawal of Excess Value. See "Value Options".

DEATH BENEFITS

  The death benefit payable is the greater of the Guaranteed Death Benefit, including any Extra Death Benefit, or the Current Death Benefit.

  Guaranteed Death Benefit. The Guaranteed Death Benefit at any time is the sum of the Basic Death Benefit and any Extra Death Benefit. The Basic Death Benefit at issue of the Policy is the same as the Sum Insured at Issue shown in the Policy. Thereafter the Basic Death Benefit may be reduced by a partial surrender on request of the Owner. JHVLICO guarantees that, regardless of the investment experience of the Subaccounts, the death benefit will never be less than the Guaranteed Death Benefit.

  Extra Death Benefit. An Extra Death Benefit may be available from time to time on Policy anniversaries. If the Owner exercises an Extra Death Benefit Value Option on a Policy anniversary, the amount of Extra Death Benefit produced under the Option becomes a Guaranteed Death Benefit. The amount of any Extra Death Benefit depends upon the Account Value, Benchmark Value (see "Value Options") and the sex and age of the Insured on the Policy anniversary as of which the Option is exercised. See "Value Options". The insured's age on a Policy anniversary is the age of the insured on his or her birthday nearest that date.

  Current Death Benefit. The Current Death Benefit on any date is the Account Value at the end of the Valuation Period containing that date times the Death Benefit Factor shown in the Policy. The Death Benefit Factor depends upon the sex and the then attained age of the insured. The Death Benefit Factor decreases from year to year as the attained age of the insured increases. For example, the Death Benefit Factor for a male age 75 is 1.3546, for a male age 76 is 1.3325. (A complete list of Death Benefit Factors is set forth in the Policy.) The Current Death Benefit is variable: it increases as the Account Value increases and decreases as the Account Value decreases.

VALUE OPTIONS

  As of the last Valuation Date in each Policy year, the Account Value of the Policy will be compared against an amount (the Benchmark Value described below) to determine if any "Excess Value" exists under the Policy. Any Excess Value will be applied according to the election made in the application for the Policy or in a written notice from the Owner after issue of the Policy.

  The Benchmark Value depends upon the Policy's Guaranteed Death Benefit, the Required Premium, any Indebtedness, the sex and attained age of the insured, and any Surrender Charge. The formula describing precisely how Benchmark Value is calculated on each Policy anniversary is set forth in the Policy under "Excess Value". In general, the Benchmark Value increases as more guarantees are provided in the Policy, either in the form of higher Guaranteed Death Benefits or lower premiums. The Benchmark Value is also not less than 110% of any Indebtedness. The Benchmark Value generally increases as the attained age of the insured increases.

  Excess Value is any amount of Account Value greater than Benchmark Value. Excess Value may arise from two sources. The Premium Component is Excess Value up to the amount by which the cumulative premiums paid (excluding amounts from this component previously withdrawn or applied under certain Value Options) exceed the cumulative sum of Required Premiums. The Premium Component may be zero. The Experience Component is any amount of Excess Value above the Premium Component and arises out of favorable investment experience or lower than maximum insurance and expense charges.

  If Excess Value is available on a Policy anniversary, any Premium Component and Experience Component will be applied under Value Options elected by the Owner. Either component may be applied to any available Value Option except that the Premium Component must be applied to the Accumulate Option until the second Policy anniversary. The amounts to be applied will be determined in accordance with the Owner's election and in accordance with the then current JHVLICO rules. A change in an election will be effective as of the Policy anniversary next following its date of receipt in writing by JHVLICO at its Servicing Office or, if subject to underwriting rules, its date of approval. Any change in election does not affect amounts previously applied under any Value Option.

  The Policy includes three Value Options:

  The Accumulate Option leaves any Excess Value in the Account Value and does not affect the guarantees under the Policy. The Accumulate Option is available on both Premium Schedules and no limit is placed on the amount that may be applied from either the Premium Component or the Experience Component.

  The Extra Death Benefit Option increases the amount of Guaranteed Death Benefit. The Extra Death Benefit Option is available on both Premium Schedules. No limit is placed on the amount that may be applied from the Experience Component. The amount that may be applied from the Premium Component is limited to an amount that depends upon the Sum Insured at Issue and the insured's age at issue of the Policy. Amounts applied from the Premium Component reduce the cumulative amount of premiums received under the Policy for purposes of determining whether the Policy will continue to remain in force. A Guaranteed Death Benefit Charge (see "Charges and Expenses") is made against the Account Value to cover the risk assumed by JHVLICO in providing the increased Guaranteed Death Benefit. The Extra Death Benefit Value Option may not be available if the insured is an extra mortality risk.

  The increase in Guaranteed Death Benefit equals the amount applied less the Guaranteed Death Benefit Charge times the Death Benefit Factor shown in the Policy. An increase in the Guaranteed Death Benefit may increase the amount at risk under the Policy which would increase the amount of the Insurance Charge. See

"Charges Deducted from Account Value". The Owner may decrease the amount of any Extra Death Benefit on the Policy. Depending upon the amount of Account Value under a Policy, a decrease may result in an amount of Excess Value which may be taken by the Owner as a partial withdrawal. See "Partial Withdrawal of Excess Value". Any decrease is effective at the end of the Valuation Period in which JHVLICO receives written notice of the request.

  The Basic Premium Reduction Option permanently decreases the amount of the Basic Premium that would otherwise have to be paid in a Policy year to avoid a lapse at the end of the year. The Basic Premium Reduction Option is available only on the Level Schedule. No limit is currently placed on the amount that may be applied from either component except that the Basic Premium may not be reduced below zero. Amounts applied from the Premium Component reduce the cumulative amounts of premiums received under the Policy for purposes of determining whether the Policy will continue to remain in force. A Guaranteed Death Benefit Charge (see "Charges and Expenses") is made against the Account Value to cover the risk assumed by JHVLICO that the Guaranteed Death Benefit will remain in effect notwithstanding the lower future premiums. The reduction in Basic Premium equals the amount applied, less the Guaranteed Death Benefit Charge, divided by the Premium Credit Factor shown in the Policy. The Premium Credit Factor depends upon the sex and the then attained age of the insured. The Premium Credit Factor decreases from year to year as the attained age of the insured increases. For example, the Premium Credit Factor for a female age 60 is 13.6798, for a female age 61 is 13.3382.

PARTIAL WITHDRAWAL OF EXCESS VALUE

  Under JHVLICO's current administrative rules, an Owner may withdraw Excess Value from the Policy on or after the first Policy anniversary. This privilege, which reduces the Account Value by the amount of the withdrawal and the associated charge, may be exercised only once in a Policy year and will be effective as of the end of the Valuation Period in which JHVLICO receives written notice satisfactory to it at its Servicing Office. The minimum amount that may be withdrawn is $500. Unless the Current Death Benefit exeeds the Guaranteed Death Benefit, a partial withdrawal will not affect the death benefit payable. An amount equal to the lesser of $25 or 2% of the amount withdrawn is charged against Account Value for each partial withdrawal.

  An amount equal to the Excess Value withdrawn will be removed from each Subaccount in the same proportion as the Account Value is then allocated among the Subaccounts. A partial withdrawal is not a loan and, once made, cannot be repaid. No Contingent Deferred Sales Charge is deducted upon a partial withdrawal. Amounts withdrawn from the Premium Component reduce the cumulative amount of premiums received for purposes of determining whether the premium requirements of the Policy have been met. On a Modified Schedule, because the Account Value is reduced by a partial withdrawal, the premium that results from the Premium Recalculation will be higher because of the partial withdrawal.

TRANSFERS AMONG SUBACCOUNTS

  The Owner may reallocate the amounts held for the Policy in the Subaccounts up to twelve times in each Policy year with no charge. If any additional transfers in a Policy year are permitted, JHVLICO may impose a charge of not more than $5 against Account Value for each additional transfer. The Owner may either (1) use percentages (in whole numbers) to be transferred among Subaccounts or (2) designate the dollar amount of funds to be transferred among Subaccounts. The reallocation must be such that the total in the Subaccounts after reallocation equals 100% of Account Value. Transfers out of a variable Subaccount will be effective at the end of the Valuation Period in which JHVLICO receives at its Servicing Office notice satisfactory to JHVLICO.

  Transfers out of the Fixed Account to the variable Subaccounts are permitted only once each Policy year and only during the 31-day period beginning on the Policy anniversary. Transfers out of the Fixed Account may be requested from 60 days before to 30 days after the Policy anniversary. If received on or before the Policy anniversary, requests for transfer out of the Fixed Account will be processed on the Policy anniversary (or the next Valuation Date if the Policy anniversary does not occur on a Valuation Date); if received after the Policy anniversary, they will be processed at the end of the Valuation Period in which JHVLICO receives the request at its Servicing Office. (JHVLICO reserves the right to defer such Fixed Account transfers for up to six months.) Transfers among variable Subaccounts and transfers into the Fixed Account may be requested at any time. A maximum of 20% of Fixed Account assets or, if greater, $500 may be transferred out of the Fixed Account in any Policy year. Currently, there is no minimum amount limit on transfers out of the Fixed Account, but JHVLICO reserves the right to impose such a limit in the future.

  If the Owner requests a reallocation which would result in amounts being held in more than ten Subaccounts, such reallocation will not be effective and a revised reallocation may be chosen in order that amounts will be reallocated to no more than ten Subaccounts. Furthermore, if an Owner requests a transfer out of the Fixed Account 61 days or more prior to the Policy anniversary, that portion of the reallocation will not be processed and the Owner's confirmation statement will not reflect a transfer out of the Fixed Account as to such request.

  No transfers among Subaccounts may be made while the Policy is in a grace period.

  Telephone Transfers and Policy Loans. Once a written authorization is completed by the Owner, the Owner may request a transfer or policy loan by telephoning 1-800-732-5543 or sending a written request via fax to 1-800-621-0448. Any fax request should include the Owner's name, daytime telephone number, Policy number and, in the case of transfers, the names of the Subaccounts from which and to which money will be transferred. The right to discontinue telephone transactions at any time without notice to Owners is specifically reserved. If the fax transfer option becomes unavailable, another means of telecommunications will be substituted.

  An Owner who authorizes telephone transactions will be liable for any loss, expense or cost arising out of any unauthorized or fraudulent telephone instructions which JHVLICO reasonably believes to be genuine, unless such loss, expense or cost is the result of JHVLICO's mistake or negligence. JHVLICO employs procedures which provide safeguards against the execution of unauthorized transactions, and which are reasonably designed to confirm that instructions received by telephone are genuine. These procedures include requiring personal identification, tape recording calls, and providing written confirmation to the Owner. If JHVLICO does not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, it may be liable for any loss due to unauthorized or fraudulent instructions.

LOAN PROVISIONS AND INDEBTEDNESS

  Loan Provision. Loans may be made at any time a Loan Value is available after the first Policy year. The Owner may borrow money, assigning the Policy as the only security for the loan, by completion of a form satisfactory to JHVLICO or, if the telephone transaction authorization form has been completed, by telephone. Assuming no outstanding Indebtedness in Policy years two and three, the Loan Value will be 75% of that portion of the Surrender Value attributable to the variable Subaccount investments, plus 100% of that portion of the Surrender Value attributable to Fixed Account investments and, in later Policy years, 90% of that portion of the Surrender Value attributable to variable Subaccount investments, plus 100% of that portion of the Surrender Value attributable to Fixed Account investments. Interest charged on any loan will accrue and compound daily at an annual rate determined by JHVLICO at the start of each Policy Year. This interest rate will not exceed the greater of (1) the "Published Monthly Average" (defined below) for the calendar month ending 2 months before the calendar month of the Policy anniversary or (2) 5%. In jurisdictions where a fixed loan rate is applicable, JHVLICO will charge interest at an effective annual rate of 6%, accrued daily. The "Published Monthly Average" means Moody's Corporate Bond Yield Average--Monthly Average Corporates, as published by Moody's Investors Service, Inc., or if the average is no longer published, a substantially similar average established by the insurance regulator where the Policy is issued.

  The amount of any outstanding loan plus accrued interest is called the "Indebtedness". Except when used to pay premiums, a loan will not be permitted unless it is at least $300. The Owner may repay all or a portion of any Indebtedness while the insured is living and premiums are being duly paid. When a loan is made, an amount equal to the loan proceeds will be transferred out of the Account and the Fixed Account, as applicable. This amount is allocated to a portion of JHVLICO's general account called "Loan Assets". Each Subaccount will be reduced in the same proportion as the Account Value is then allocated among the Subaccounts. Upon each loan repayment, the same proportionate amount of the entire loan as was borrowed from the Fixed Account will be repaid to the Fixed Account. The remainder of the loan repayment will be allocated to the appropriate Subaccounts as stipulated in the then current Investment Rule. For example, if the entire loan outstanding is $3000 of which $1000 was borrrowed from the Fixed Account, then upon a repayment of $1500, $500 would be allocated to the Fixed Account and the remaining $1000 would be allocated to the appropriate Subaccounts as stipulated in the then current Investment Rule.

  Effect of Loan and Indebtedness. A loan does not directly affect the amount of the Required Premium. While the Indebtedness is outstanding, that portion of the Account Value that is in Loan Assets is credited interest at a rate that for the first 20 Policy years is 1% less than the loan interest rate and thereafter is .5% less than the loan interest rate. The rate credited to Loan Assets will usually be different than the net return for the Subaccounts. Since the Loan Assets and the remaining portion of the Account Value will generally have different rates of investment return, the Account Value, the Surrender Value, and any death benefit above the Guaranteed Death Benefit are permanently affected by an Indebtedness, whether or not it is repaid in whole or in part. The amount of any Indebtedness is subtracted from the amount otherwise payable when the Policy proceeds become payable.

  Whenever the Indebtedness equals or exceeds the Surrender Value, the Policy terminates 31 days after notice has been mailed by JHVLICO to the Owner and any assignee of record at their last known addresses, unless a repayment of the excess Indebtedness is made within that period.

DEFAULT AND OPTIONS ON LAPSE

  Premium Grace Period, Default and Lapse. Any amount of premium required to keep the Policy in force is in default if not paid on or before its scheduled due date, but the Policy provides a 61-day grace period for the payment of each such amount. (This grace period does not apply to the receipt of the Minimum First Premium.) The insurance continues in full force during the grace period but, if the insured dies during the grace period, the amount in default is deducted from the death benefit otherwise payable.

  Written notice will be furnished to the Owner at his or her last known address, at least 31 days prior to the end of the grace period, specifying the minimum amount which must be paid to continue the Policy in force on a premium paying basis after the end of the grace period. If a payment at least equal to the amount in default is not received by the end of the grace period, the Policy will lapse. If payment by the Owner of an amount at least equal to the amount in default is received prior to the end of the grace period, the Policy will no longer be in default. The portion of the payment equal to the amount in default will be processed as if it had been received the day it was due; any excess payment will be processed as of the end of the Valuation Period in which it is received. See "Premium Payments".

  Options on Lapse. If a Policy lapses, the Surrender Value on the date of lapse is applied under one of the following options for continued insurance not requiring further payment of premiums. These options provide for Variable or Fixed Paid-Up Insurance or Fixed Extended Term Insurance on the life of the insured commencing on the date of lapse.

  Both the Variable and Fixed Paid-Up Insurance options provide an amount of paid-up whole life insurance, determined in accordance with the Policy, which the Surrender Value will purchase. The amount of Variable Paid-Up Insurance may then increase or decrease, subject to any guarantee, in accordance with the investment experience of the Subaccounts. The Fixed Paid-Up Insurance option provides a fixed and level amount of insurance. The Fixed Extended Term Insurance option provides a fixed amount of insurance determined in accordance with the Policy, with the insurance coverage continuing for as long a period as the available Policy values will purchase.

  If no option has been elected before the end of the grace period, the Fixed Extended Term Insurance option automatically applies unless the amount of Fixed Paid-Up Insurance would equal or exceed the amount of Fixed Extended Term Insurance or unless the insured is a substandard risk, in either of which cases Fixed Paid-Up Insurance is provided.

  The Variable Paid-Up Insurance option is not available unless the initial amount of Variable Paid-Up Insurance is at least $5,000.

  A Policy continued under any option may be surrendered for its Surrender Value while the insured is living. Loans may be available under the Variable and Fixed Paid-Up Insurance options.

  Reinstatement. The Policy may be reinstated in accordance with its terms (including evidence of insurability satisfactory to JHVLICO and payment of the required premium and charges) within 3 years after the beginning of the grace period unless the Surrender Value has been paid or otherwise exhausted, or the period of any Fixed Extended Term Insurance has expired.

EXCHANGE PRIVILEGE

  The Owner may transfer the entire Account Value under the Policy to the Fixed Account at any time, creating a non-variable policy. The exchange will be effective at the end of the Valuation Period in which JHVLICO receives at its Servicing Office notice of the transfer satisfactory to JHVLICO.

  The foregoing description of Policy provisions is qualified by reference to the specimen Policy which has been filed as an exhibit to the Registration Statement.

                             CHARGES AND EXPENSES

CHARGES DEDUCTED FROM PREMIUMS

  In addition to part of the sales charge (see "Sales Charges" below), the following charges are deducted from premiums:

  Premium Processing Charge. A charge, not to exceed $2, will be deducted from each premium payment for collection and processing costs. Policyholders who pay premiums annually will incur lower aggregate processing charges than those who pay premiums more frequently. The processing charge is currently $2 but may be different for payments made under special billing arrangements acceptable to JHVLICO.

  State Premium Tax Charge. A charge equal to 2 1/2% of each premium payment, after the deduction of the Premium Processing Charge, will be deducted from each premium payment except in any state where a lower charge is required. The 2 1/2% rate is the average rate expected to be paid on premiums received in all states over the lifetimes of the insureds covered by the Policies.

SALES CHARGES

  Charges are made to compensate JHVLICO for the cost of selling the Policy. This cost includes agents' commissions, advertising, and the printing of the prospectuses and sales literature. The amount of the charge in any Policy year cannot be specifically related to sales expenses for that year. JHVLICO expects to recover its total sales expenses over the period the Policies are in effect. To the extent that sales load charges are insufficient to cover total sales expenses, the sales expenses may be recovered from other sources, including gains from the charge for mortality and expense risks and other gains with respect to the Policies, or from JHVLICO's general assets. See "Distribution of Policies."

  Part of the sales charge is deducted from each premium payment received. This amount is 4 1/2% of the premium, after deduction of the Premium Processing Charge. JHVLICO will waive the portion of the sales charge otherwise to be deducted from each premium paid on a Policy with a current Sum Insured of $250,000 or higher. The continuation of this waiver is not contractually guaranteed and the waiver may be withdrawn or modified by JHVLICO at some future date.

  The remainder of the sales charge will be deducted only if the Policy is surrendered or stays in default past its grace period. This second part is the Contingent Deferred Sales Charge. The Contingent Deferred Sales Charge, however, will not be deducted for a Policy that lapses or is surrendered on or after the Policy's fourteenth anniversary, and it will be reduced for a Policy that lapses or is surrendered between the end of the tenth Policy year and the end of the fourteenth Policy year.

  The Contingent Deferred Sales Charge is a percentage of the lesser of (a) the total amount of premiums paid before the date of surrender or lapse and
(b) the sum of the Modified Premiums or portions thereof due on or before the date of surrender or lapse.

                                                Maximum Contingent Deferred Sales
                                                Charge as a Percentage of Modified
                                                  Premiums Due Through Effective
   For Surrenders or Lapses Effective During:      Date of Surrender or Lapse*
   ------------------------------------------   ----------------------------------
   Policy Years 1-8.........................                  15.00%
   Policy Year 9............................                  14.38%
   Policy Year 10...........................                  13.89%
   Policy Year 11...........................                  10.80%
   Policy Year 12...........................                   7.35%
   Policy Year 13...........................                   4.50%
   Policy Year 14...........................                   2.08%
   Policy Year 15 and Later.................                      0%

--------
* A slightly lower percentage than that shown applies in the last Valuation Period of Policy years 8 through 14.

  The amount of the Contingent Deferred Sales Charge is calculated on the basis of the premium under the Modified Schedule for the age of the insured at the time of issue of the Policy, regardless of whether the Policy uses the Level Schedule or the Modified Schedule. At issue ages above 70, however, where only the Level Schedule is available, the Contingent Deferred Sales Charge depends on the premium under that schedule. Also, lower percentages apply at higher issue ages.

  The absence of any need to pay a Required Premium because of the adequacy of the Account Value on a Policy anniversary does not impact the amount of Modified Premiums deemed to have been due to date for purposes of the Contingent Deferred Sales Charge. For example, if the size of the Account Value is sufficiently large that the Required Premium for the fifth Policy year otherwise payable need not be paid and the Owner surrenders the Policy at the end of the fifth Policy year, the Contingent Deferred Sales Charge would be based on the sum of five Modified Premiums on the Policy (or, if less, the total amount of premiums actually paid during all five Policy years). Similarly, if a premium recalculation is required or effected (i.e., from Modified to Level Schedule) or a premium reduction is implemented, the amount of premiums due to the date of any subsequent surrender or lapse for purposes of calculating the Contingent Deferred Sales Charge will continue to be based on the premium schedule in effect prior to such recalculation or reduction.

  The Contingent Deferred Sales Charge reaches its maximum at the end of the ninth Policy year and equals this amount for the entire tenth Policy year. The Contingent Deferred Sales Charge is reduced in each Policy year after the tenth. At issue ages higher than age 57, the maximum is reached at an earlier Policy year, e.g., the end of the fifth Policy year at issue age 70, and may be reduced to zero over a shorter number of years.

REDUCED CHARGES FOR ELIGIBLE GROUPS

  The sales charges and Issue Charge (described below) otherwise applicable may be reduced with respect to Policies issued to a class of associated individuals or to a trustee, employer or similar entity where JHVLICO anticipates that the sales to the members of the class will result in lower than normal sales and administrative expenses. These reductions will be made in accordance with JHVLICO's rules in effect at the time of the application for a Policy. The factors considered by JHVLICO in determining the eligibility of a particular group for reduced charges, and the level of the reduction, are as follows: the nature of the association and its organizational framework; the method by which sales will be made to the members of the class; the facility with which premiums will be collected from the associated individuals and the association's capabilities with respect to administrative tasks; the anticipated persistency of the policies; the size of the class of associated individuals and the number of years it has been in existence; and any other such circumstances which justify a reduction in sales or administrative expenses. Any reduction will be reasonable and will apply uniformly to all prospective Policy purchasers in the class and will not be unfairly discriminatory to the interests of any Policyowner.

CHARGES DEDUCTED FROM ACCOUNT VALUE

  In addition to the possible transfer charge discussed above under "Transfers Among Subaccounts", the following charges are deducted from Account Value:

  Issue Charge. JHVLICO will deduct from Account Value a charge ($240 per Policy and 48c per $1,000 of the Sum Insured at Issue) to compensate JHVLICO for expenses incurred in connection with the issuance of the Policy, other than sales expenses. Such expenses include medical examinations, insurance underwriting costs, and costs incurred in processing applications and establishing permanent Policy records. For a Policy with a $50,000 Sum Insured at Issue, the total Issue Charge would be $264.

  This charge is fully assessed upon the issuance of the Policy, but will be deducted from the Account Value in 48 equal monthly installments. On the Date of Issue and on the first day of each subsequent Policy month, JHVLICO will deduct $5 plus 1c per $1,000 of the Sum Insured at Issue. For each month that JHVLICO is unable to deduct the charge because there is insufficient Account Value, the period over which JHVLICO will make this deduction will be extended by one month.

  If a Policy lapses or is surrendered before the Issue Charge has been fully recovered, the unpaid balance is part of the Surrender Charge. If a Policy terminates by reason of the death of the insured, the unpaid balance will not reduce the death benefit. The unpaid Issue Charge also reduces the amount that may be borrowed through a Policy loan.

  Maintenance Charge. JHVLICO will deduct from the Account Value a monthly charge equal to $4 plus 2c per $1,000 of the current Sum Insured. For a Policy with a Sum Insured at Issue of $50,000 the maintenance charge deducted during a Policy year would be $60.

  This charge is to compensate JHVLICO for administrative expenses, including recordkeeping, processing death claims and surrenders, making Policy changes, reporting and other communications to Owners and other similar expense and overhead costs.

  The maximum monthly maintenance charge currently is $6.75 no matter how large a Policy's current Sum Insured. Based on the current monthly charge, this maximum will benefit all Policies which have a current Sum Insured above $137,500. Policies with a Sum Insured below this amount are not affected by the maximum. This current maximum is not contractually guaranteed and may be withdrawn or modified by JHVLICO at some future date.

  Insurance Charge. The insurance charge deducted monthly from Account Value is based on the attained age of the insured and the amount at risk. The amount at risk is the difference between the death benefit and the Account Value. The amount of the insurance charge is determined by multiplying JHVLICO's then current monthly rate for insurance by the amount at risk.

  Current monthly rates for insurance are based on the sex, age, and underwriting class of the insured. JHVLICO may change these rates from time to time, but they will never be more than the guaranteed maximum rates based on the 1980 Commissioners' Standard Ordinary Mortality Tables set forth in the Policy.

  Lower current insurance rates are offered at most ages for insureds who qualify as non-smokers. To qualify, an insured must meet additional requirements that relate to smoking habits and be age 20 or over. Insureds who are under 20 years of age may ask us to review their current smoking habits after they reach their 20th birthday.

  JHVLICO will also charge lower current insurance rates under a Policy with a current Sum Insured of $250,000 or higher if the insured is over age 32 in the standard underwriting class or the insured is over age 34 in the preferred underwriting class. These lower current insurance rates are not contractually guaranteed and may be withdrawn or modified by JHVLICO at some future date.

  Guaranteed Death Benefit Charges. JHVLICO deducts a charge from that portion of the Account Value attributable to the variable Subaccounts for the minimum death benefit that has been guaranteed. JHVLICO guarantees that the death benefit will never be less than the Sum Insured. In return for making this guarantee, JHVLICO currently makes a monthly charge of 1c per $1000 of the current Sum Insured. This charge may be increased by JHVLICO but will never exceed 3c per $1000 of the current Sum Insured.

  When an Extra Death Benefit Value Option is exercised, JHVLICO guarantees a higher Guaranteed Death Benefit. When a Basic Premium Reduction Value Option is exercised, JHVLICO provides the same Guaranteed Death Benefit with less premiums. In either event, JHVLICO makes a one-time deduction from the amount applied as compensation for making the additional guarantee. The current charge is 1 1/2% of the amount applied. This charge may be increased by JHVLICO but it will never exceed 3% of the amount applied.

  When a Premium Recalculation is effected on Policy on a Modified Schedule, and the new Basic Premium is less than the Basic Premium on the Level Schedule for the insured's age at issue of the Policy, a one-time deduction is made from the amount applied as compensation for the additional guarantee. The current charge is 1 1/2% of the amount applied to reduce the new Basic Premium to an amount below the Basic Premium on the Level Schedule for the insured's age at issue. This charge may be increased by JHVLICO but it will never exceed 3% of the amount applied.

  Charge for Mortality and Expense Risks. A daily charge is deducted from the variable Subaccounts for mortality and expense risks assumed by JHVLICO at an effective annual rate of .60% of the value of the assets of each variable Subaccount attributable to the Policies. This charge begins when amounts under a Policy are first allocated to the Account. The mortality risk assumed is that insureds may live for a shorter period of time than estimated and, therefore, a greater amount of death benefit than expected will be payable in relation to the amount of premiums received. The expense risk assumed is that expenses incurred in issuing and administering the Policies will be greater than estimated. JHVLICO will realize a gain from this charge to the extent it is not needed to provide for benefits and expenses under the Policies.

  Charges for Extra Mortality Risks. An insured who does not qualify for either the preferred or standard underwriting class must pay an additional Required Premium because of the extra mortality risk. This additional premium is collected in two ways: up to 7% of the additional premium is deducted from premiums when paid and 93% of the additional premium is deducted monthly from Account Value in equal installments.

  An insured who is charged an additional Required Premium because of the extra mortality risk may not be eligible to exercise the Extra Death Benefit Value Option.

  Charges for Additional Insurance Benefits. An additional Required Premium must be paid if the Owner elects to purchase an additional insurance benefit. This additional premium is collected in two ways: up to 7% of the additional premium is deducted from premiums when paid and 93% of the additional premium is deducted monthly from Account Value in equal installments.

  Charges for Taxes. Currently no charge is made against Account Value for JHVLICO's Federal income taxes but if JHVLICO incurs, or expects to incur, income taxes attributable to the Account or this class of Policies in future years, it reserves the right to make a charge and any charge would effect what the Subaccounts earn. Charges for other taxes, if any, attributable to the Subaccounts may also be made.

  Charge for Partial Withdrawal. On or after the fifth Policy anniversary, the Owner may withdraw all or part of any Excess Value in the Policy. The amount to be withdrawn must be at least $500. An administrative charge equal to the lesser of $25 or 2% of the amount withdrawn will be deducted from the Account Value on the date of withdrawal.

  Guarantee of Premiums and Certain Charges. The Policy's Basic Premium is guaranteed not to increase, except that a larger Basic Premium may result from the Premium Recalculation for a Modified Schedule Policy. The state premium tax charge, sales charges, mortality and expense risk charge, the charge for partial withdrawals and the Issue Charge are guaranteed not to increase over the life of the Policy. Any charge for transfers among Subaccounts, the Premium Processing Charge, the maintenance charge, the Guaranteed Death Benefit Charges and the insurance charge are guaranteed not to exceed the maximums set forth in the Policy.

  Fund Investment Management Fees and Other Fund Expenses. The Account purchases shares of the Fund at net asset value, a value which reflects the deduction from the assets of the Fund of its investment management fees and certain other non-advisory Fund operating expenses, which are described briefly in the Summary of this Prospectus. For a full description of these deductions, see the attached prospectus for the Fund.

                           DISTRIBUTION OF POLICIES

  Applications are solicited by agents who are licensed by state insurance authorities to sell JHVLICO's Policies and who are also registered representatives ("representatives") of John Hancock Distributors, Inc. ("Distributors"), an indirect wholly-owned subsidiary of John Hancock located at 197 Clarendon Street, Boston, MA 02117, or other broker-dealer firms, as discussed below. John Hancock performs insurance underwriting and determines whether to accept or reject the application for a Policy and each insured's risk classification. Pursuant to a sales agreement among John Hancock, Distributors, JHVLICO, and the Account, Distributors acts as the principal underwriter of the Policies. The sales agreement will remain in effect until terminated upon sixty days' written notice by any party. JHVLICO will make the appropriate refund if a Policy ultimately is not issued or is returned under the short-term cancellation provision. Officers and employees of John Hancock and JHVLICO are covered by a blanket bond by a commercial carrier in the amount of $25 million.

  Distributors' representatives are compensated for sales of the Policies on a commission and service fee basis by Distributors, and JHVLICO reimburses Distributors for such compensation and for other direct and indirect expenses (including agency expense allowances, general agent, district manager and supervisor's compensation, agent's training allowances, deferred compensation and insurance benefits of agents, general agents, district managers and supervisors, agency office clerical expenses and advertising) actually incurred in connection with the marketing and sale of the Policies.

  The maximum commission payable to an agent for selling a Policy is 50% of the premium that would be payable under a Modified Schedule in the first Policy year, 10% of such premiums payable in the second, third and fourth Policy years and 3% of any other premiums received by JHVLICO.

  In addition, Distributors' representatives may earn "credits" toward qualification for attendance at certain business meetings sponsored by John Hancock.

  Representatives with less than four years of service with Distributors and those compensated on salary plus bonus or level commission programs may be paid on a different basis. Representatives who meet certain productivity and persistency standards with respect to the sale of policies issued by JHVLICO and John Hancock will be eligible for additional compensation.

  Distributors is registered with the Commission under the Securities Exchange Act of 1934 as a broker-dealer, is a member of the National Association of Securities Dealers, Inc., and is a member of the Securities Investor Protection Corporation. The Policies are also sold through other registered broker-dealers that have entered into selling agreements with Distributors and whose representatives are authorized by applicable law to sell variable life insurance policies. The commissions which will be paid by such broker-dealers to their representatives will be in accordance with their established rules. The commission rates may be more or less than those set forth above for Distributors' representatives. In addition, their qualified registered representatives may be reimbursed by the broker-dealers under expense reimbursement allowance programs in any year for approved voucherable expenses incurred. Distributors will compensate the broker-dealers as provided in the selling agreements, and JHVLICO will reimburse Distributors for such amounts and for certain other direct expenses in connection with marketing the Policies through other broker-dealers.

  Distributors serves as principal underwriter for other separate accounts registered under the 1940 Act: John Hancock Variable Annuity Accounts U, I and V, John Hancock Mutual Variable Life Insurance Account UV and John Hancock Variable Life Accounts U and S. Distributors is also the principal underwriter for John Hancock Variable Series Trust I.

                              TAX CONSIDERATIONS

POLICY PROCEEDS

  Although the Policy contains provisions not found in fixed benefit life insurance policies, JHVLICO believes the Policy will nevertheless receive the same Federal income and estate tax treatment. Section 7702 of the Internal Revenue Code ("Code") defines life insurance for Federal tax purposes. If certain standards are met at issue and over the life of the Policy, the Policy will come within that definition. JHVLICO will monitor compliance with these standards.

  JHVLICO believes that the death benefit under the Policy will be excludable from the beneficiary's gross income under Section 101 of the Code. The Owner of a Policy is not deemed to be in constructive receipt of the cash values until a withdrawal or surrender. A surrender, partial surrender or withdrawal may have tax consequences. For example, the Owner will be taxed on a surrender to the extent that the surrender value exceeds the net premiums paid under the Policy, i.e., ignoring premiums paid for optional benefits and riders. But under certain circumstances the Owner may be taxed on a withdrawal of Policy values even if total withdrawals do not exceed total premiums paid.

  JHVLICO also believes that, except as noted below, loans received under the Policy will be treated as indebtedness of an Owner and that no part of any loan will constitute income to the Owner. However, the amount of any loan outstanding will be taxed to the Owner when the Policy lapses.

  Distributions under Policies entered into after June 20, 1988, on which premiums greater than the "7-pay' limit have been paid will be subject to taxation based on Federal tax law. The Owner of such a Policy will be taxed on distributions such as loans, surrenders, partial surrenders and withdrawals to the extent of any income (gain) to the Owner (income-first basis). Additionally, a 10% penalty tax may be imposed on income distributed before the Owner attains age 59 1/2. Policies entered into prior to June 21, 1988, may also be subject to a tax on distributions if there is a material change in the benefits or other terms of the Policy. All modified endowment contracts issued by the same insurer (or affiliates) to the Owner during any calendar year generally will be treated as one contract for the purpose of applying these rules. Your tax advisor should be consulted if you have questions regarding the possible impact of the recent tax law on your Policy.

  Federal estate and state and local estate, inheritance and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Owner or beneficiary.

  The above description of Federal tax consequences is only a brief summary and is not intended as tax advice. For further information consult a qualified tax advisor.

  Federal and state tax laws can change from time to time and, as a result, the tax consequences to the Owner and beneficiary may be altered.

CHARGE FOR JHVLICO'S TAXES

  Currently JHVLICO makes no charge against the Account for Federal income taxes that may be attributable to this class of Policies. If JHVLICO incurs, or expects to incur, income taxes attributable to this class of Policies or any Subaccount in the future, it reserves the right to make a charge for those taxes.

  Under current laws, JHVLICO may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, charges for such taxes may be made.

CORPORATE AND H.R. 10 PLANS

  The Policy may be acquired in connection with the funding of retirement plans satisfying the qualification requirements of Section 401 of the Code. If so, the Code provisions relating to such plans and life insurance benefits thereunder should be carefully scrutinized.

             BOARD OF DIRECTORS AND EXECUTIVE OFFICERS OF JHVLICO

  The Directors and Executive Officers of JHVLICO and their principal occupations during the past five years are as follows:

   Directors--Officers              Principal Occupations
   -------------------              ---------------------
   David F. D'Alessandro  Chairman of the Board and Chief Execu-
                          tive Officer of JHVLICO; Senior Execu-
                          tive Vice President and Director, John
                          Hancock Mutual Life Insurance Company.
   Henry D. Shaw          Vice Chairman of the Board and President
                          of JHVLICO; Senior Vice President, John
                          Hancock Mutual Life Insurance Company.
   Thomas J. Lee          Director of JHVLICO; Vice President,
                          John Hancock Mutual Life Insurance Com-
                          pany.
   Robert R. Reitano      Director of JHVLICO; Vice President,
                          John Hancock Mutual Life Insurance Com-
                          pany.
   Ronald J. Bocage       Director, Vice President, and Counsel of
                          JHVLICO; Vice President and Counsel,
                          John Hancock Mutual Life Insurance
                          Company.
   Joseph A. Tomlinson    Director and Vice President of JHVLICO;
                          Vice President, John Hancock Mutual Life
                          Insurance Company.
   Michele G. Van Leer    Director of JHVLICO; Vice President,
                          John Hancock Mutual Life Insurance Com-
                          pany.
   Robert S. Paster       Director of JHVLICO; Second Vice Presi-
                          dent, John Hancock Mutual Life Insurance
                          Company.
   Barbara L. Luddy       Director and Actuary of JHVLICO; Second
                          Vice President, John Hancock Mutual Life
                          Insurance Company.
   Daniel L. Ouellette    Vice President, Marketing, of JHVLICO;
                          Vice President, John Hancock Mutual Life
                          Insurance Company.
   Patrick F. Smith       Controller of JHVLICO; Assistant Con-
                          troller, John Hancock Mutual Life Insur-
                          ance Company.

  The business address of all Directors and officers of JHVLICO is John Hancock Place, Boston, Massachusetts 02117.

                                    REPORTS

  In each Policy year (except while the Policy is continued in effect under a fixed option on lapse) a statement will be sent to the Owner setting forth the amount of the Current and Guaranteed Death Benefits, the Account Value, the portion of the Account Value in each Subaccount, the Surrender Value, premiums received and charges deducted from premium since the last report, and any outstanding Indebtedness (and interest charged for the preceding Policy year) as of the last day of such year. Moreover, confirmations will be furnished to Owners of transfers among Subaccounts, Policy loans, partial withdrawals of Excess Value and certain other Policy transactions. Premium payments not in response to a billing notice are "unscheduled" and will be separately confirmed. Therefore, an Owner who makes a premium payment that differs by more than $25 from that billed will receive a separate confirmation of that premium payment.

  Owners will be sent semiannually a report containing the financial statements of the Fund, including a list of securities held in each Portfolio.

                               VOTING PRIVILEGES

  All of the assets in the variable Subaccounts of the Account, apart from assets attributable to Policy loans, are invested in shares of the corresponding Portfolios of the Fund. JHVLICO will vote the shares of each of the Portfolios of the Fund which are deemed attributable to qualifying variable life insurance policies and variable annuity contracts at regular and special meetings of the Fund's shareholders in accordance with instructions received from owners of such policies and contracts. Shares of the Fund held in the Account which are not attributable to such policies or contracts and shares for which instructions from owners are not received will be represented by JHVLICO at the meeting and will be voted for and against each matter in the same proportions as the votes based upon the instructions received from the owners of all such policies and contracts.

  The number of Fund shares held in each variable Subaccount deemed attributable to each owner is determined by dividing the amount of a Policy's Account Value held in the variable Subaccount by the net asset value of one share in the corresponding Fund Portfolio in which the assets of that variable Subaccount are invested. Fractional votes will be counted. The number of shares as to which the owner may give instructions will be determined as of the record date for the Fund's meeting.

  Owners of Policies may give instructions regarding the election of the Board of Trustees of the Fund, ratification of the selection of independent auditors, approval of the Fund's investment management agreement and other matters requiring a vote under the 1940 Act. Owners will be furnished information and forms by JHVLICO in order that voting instructions may be given.

  JHVLICO may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the shares be voted so as to change the investment objectives of the Portfolios of the Fund or to approve or disapprove an investment advisory or underwriting contract for the Fund. JHVLICO also may disregard voting instructions in favor of changes initiated by an owner or the Fund's Board of Trustees in the investment policy, investment adviser or principal underwriter of the Fund, if JHVLICO (i) reasonably disapproves of such changes and (ii) in the case of a change of investment policy or investment adviser, makes a good-faith determination that the proposed change is contrary to state law or prohibited by state regulatory authorities or that the change would be inconsistent with a variable Subaccount's investment objectives or would result in the purchase of securities which vary from the general quality and nature of investments and investment techniques utilized by other separate accounts of JHVLICO or of an affiliated life insurance company, which separate accounts have investment objectives similar to those of the variable Subaccount. In the event JHVLICO does disregard voting instructions, a summary of that action and the reasons for such action will be included in the next semi-annual report to owners.

               CHANGES IN APPLICABLE LAW--FUNDING AND OTHERWISE

  The voting privileges described in this Prospectus are afforded based on JHVLICO's understanding of applicable Federal securities law requirements. To the extent that applicable law, regulations or interpretations change to eliminate or restrict the need for such voting privileges, JHVLICO reserves the right to proceed in accordance with any such revised requirements. JHVLICO also reserves the right, subject to compliance with applicable law, including approval of owners if so required, (1) to transfer assets determined by JHVLICO to be associated with the class of policies to which the Policies belong from the Account to another separate account or variable Subaccount by withdrawing the same percentage of each investment in the Account with appropriate adjustments to avoid odd lots and fractions, (2) to operate the Account as a "management-type investment company" under the 1940 Act, or in any other form permitted by law, the investment adviser of which would be JHVLICO, an affiliate or John Hancock, and (3) to deregister the Account under the 1940 Act. JHVLICO would notify owners of any of the foregoing changes and, to the extent legally required, obtain approval of owners and any regulatory body prior thereto. Such notice and approval, however, may not be legally required in all cases.

                               STATE REGULATION

  JHVLICO is subject to regulation and supervision by the Massachusetts Commissioner of Insurance who periodically examines its affairs. It also is subject to the applicable insurance laws and regulations of all jurisdictions in which it is authorized to do business.

  JHVLICO is required to submit annual statements of its operations, including financial statements, to the insurance departments of the various jurisdictions in which it does business for purposes of determining solvency and compliance with local insurance laws and regulations.

                                 LEGAL MATTERS

  Legal matters in connection with the Policies described in this Prospectus have been passed on by Ronald J. Bocage, Vice President and Counsel for JHVLICO. Messrs. Freedman, Levy, Kroll & Simonds, Washington, D.C., have advised JHVLICO on certain Federal securities law matters in connection with the Policies.

                            REGISTRATION STATEMENT

  This Prospectus omits certain information contained in the Registration Statement which has been filed with the Commission. More details may be obtained from the Securities and Exchange Commission upon payment of the prescribed fee.

                                    EXPERTS

  The financial statements of JHVLICO and the Account included in this Prospectus have been audited by Ernst & Young LLP, independent auditors, for the periods indicated in their reports thereon which appear elsewhere herein and have been included in reliance on their reports given on their authority as experts in accounting and auditing.

  Actuarial matters included in this Prospectus have been examined by Randi M. Sterrn, F.S.A., an Actuary of JHVLICO.

                              FINANCIAL STATEMENTS

  The financial statements of JHVLICO included herein should be distinguished from the financial statements of the Account and should be considered only as bearing upon the ability of JHVLICO to meet its obligations under the Policies.

JOHN HANCOCK VARIABLE LIFE ACCOUNT V

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 1996

                    Large Cap    Sovereign  International Small Cap  International  Mid Cap   Large Cap     Money     Mid Cap
                      Growth       Bond       Equities      Growth     Balanced      Growth     Value      Market      Value
                    Subaccount  Subaccount   Subaccount   Subaccount  Subaccount   Subaccount Subaccount Subaccount  Subaccount
                   ------------ ----------- ------------- ---------- ------------- ---------- ---------- ----------- ----------
Assets
Investment in
 shares of
 portfolios of
 John Hancock
 Variable Series
 Trust I, at
 value...........  $153,159,843 $64,419,410  $39,447,186  $2,933,413   $743,691    $2,214,471 $1,845,329 $17,375,664 $1,337,926
Investments in
 shares of
 portfolios of M
 Fund Inc., at
 value...........           --          --           --          --         --            --         --          --         --
Receivable from:
John Hancock
 Variable Series
 Trust I.........        26,242      31,130       32,210      26,794        310         4,761      9,242     162,096      5,403
M Fund Inc.......           --          --           --          --         --            --         --          --         --
                   ------------ -----------  -----------  ----------   --------    ---------- ---------- ----------- ----------
 Total assets....   153,186,085  64,450,540   39,479,395   2,960,207    744,001     2,219,232  1,854,571  17,537,760  1,343,329
Liabilities
Payable to John
 Hancock Variable
 Series Trust I..        23,703      30,069       31,582      26,747        298         4,725      9,212     161,814      5,381
Payable to M Fund
 Inc.............           --          --           --          --         --            --         --          --         --
Asset charges
 payable.........         2,539       1,061          628          47         12            36         30         282         22
                   ------------ -----------  -----------  ----------   --------    ---------- ---------- ----------- ----------
 Total
  liabilities....        26,242      31,130       32,210      26,794        310         4,761      9,242     162,096      5,403
                   ------------ -----------  -----------  ----------   --------    ---------- ---------- ----------- ----------
Net assets.......  $153,159,843 $64,419,410  $39,447,186  $2,933,413   $743,691    $2,214,471 $1,845,329 $17,375,664 $1,337,926
                   ============ ===========  ===========  ==========   ========    ========== ========== =========== ==========
Net Assets
Attributable to
 John Hancock
 Variable Life
 Insurance
 Company.........           --          --       985,707         --         --            --         --          --         --
Attributable to
 policyholders...   153,159,843  64,419,410   38,461,479   2,933,413    743,691     2,214,471  1,845,329  17,375,664  1,337,926
                   ------------ -----------  -----------  ----------   --------    ---------- ---------- ----------- ----------
 Total net
  assets.........  $153,159,843 $64,419,410  $39,447,186  $2,933,413   $743,691    $2,214,471 $1,845,329 $17,375,664 $1,337,926
                   ============ ===========  ===========  ==========   ========    ========== ========== =========== ==========
                      Special    Real Estate
                   Opportunities   Equity
                    Subaccount   Subaccount
                   ------------- -----------
Assets
Investment in
 shares of
 portfolios of
 John Hancock
 Variable Series
 Trust I, at
 value...........   $46,440,638  $31,786,260
Investments in
 shares of
 portfolios of M
 Fund Inc., at
 value...........           --           --
Receivable from:
John Hancock
 Variable Series
 Trust I.........        37,006       18,248
M Fund Inc.......           --           --
                   ------------- -----------
 Total assets....    46,477,644   31,804,508
Liabilities
Payable to John
 Hancock Variable
 Series Trust I..        36,261       17,752
Payable to M Fund
 Inc.............           --           --
Asset charges
 payable.........           745          496
                   ------------- -----------
 Total
  liabilities....        37,006       18,248
                   ------------- -----------
Net assets.......   $46,440,638  $31,786,260
                   ============= ===========
Net Assets
Attributable to
 John Hancock
 Variable Life
 Insurance
 Company.........       890,995    1,242,048
Attributable to
 policyholders...    45,549,643   30,544,212
                   ------------- -----------
 Total net
  assets.........   $46,440,638  $31,786,260
                   ============= ===========

See accompanying notes.

JOHN HANCOCK VARIABLE LIFE ACCOUNT V

DECEMBER 31, 1996

                                             Short-Term                                                  Turner     Edinburgh
                     Growth &                   U.S.    Small Cap  International   Equity   Strategic     Core    International
                      Income      Managed    Government   Value    Opportunities   Index       Bond      Growth      Equity
                    Subaccount   Subaccount  Subaccount Subaccount  Subaccount   Subaccount Subaccount Subaccount  Subaccount
                   ------------ ------------ ---------- ---------- ------------- ---------- ---------- ---------- -------------
Assets
Investment in
 shares of
 portfolios of
 John Hancock
 Variable Series
 Trust I, at
 value...........  $299,997,131 $304,230,791 $3,015,184 $1,329,794  $2,260,539   $1,199,192  $418,113    $  --       $   --
Investments in
 shares of
 portfolios of M
 Fund Inc. at
 value...........           --           --         --         --          --           --        --      2,740       63,191
Receivable from:
John Hancock
 Variable Series
 Trust I.........       117,763       25,104        547      4,324       7,832        9,736       152       --           --
M Fund Inc.......           --           --         --         --          --           --        --        --             1
                   ------------ ------------ ---------- ----------  ----------   ----------  --------    ------      -------
 Total assets....   300,114,894  304,255,895  3,015,731  1,334,118   2,268,371    1,208,928   418,265     2,740       63,192
Liabilities
Payable to John
 Hancock Variable
 Series Trust I..       112,767       20,063        507      4,303       7,795        9,716       145       --           --
Payable to M Fund
 Inc.............           --           --         --         --          --           --        --        --           --
Asset charges
 payable.........         4,997        5,041         40         21          37           20         7       --             1
                   ------------ ------------ ---------- ----------  ----------   ----------  --------    ------      -------
 Total
  liabilities....       117,763       25,104        547      4,324       7,832        9,736       152       --             1
                   ------------ ------------ ---------- ----------  ----------   ----------  --------    ------      -------
Net assets.......  $299,997,131 $304,230,791 $3,015,184 $1,329,794  $2,260,539   $1,199,192  $418,113    $2,740      $63,191
                   ============ ============ ========== ==========  ==========   ==========  ========    ======      =======
Net Assets
Attributable to
 John Hancock
 Variable Life
 Insurance
 Company.........           --           --     579,518        --          --           --        --        --           --
Attributable to
 policyholders...   299,997,131  304,230,791  2,435,667  1,329,794   2,260,539    1,199,192   418,113     2,740       63,191
                   ------------ ------------ ---------- ----------  ----------   ----------  --------    ------      -------
 Total net
  assets.........  $299,997,131 $304,230,791 $3,015,184 $1,329,794  $2,260,539   $1,199,192  $418,113    $2,740      $63,191
                   ============ ============ ========== ==========  ==========   ==========  ========    ======      =======
                     Frontier
                     Capital
                   Appreciation
                    Subaccount
                   ------------
Assets
Investment in
 shares of
 portfolios of
 John Hancock
 Variable Series
 Trust I, at
 value...........    $   --
Investments in
 shares of
 portfolios of M
 Fund Inc. at
 value...........     62,124
Receivable from:
John Hancock
 Variable Series
 Trust I.........        --
M Fund Inc.......          1
                   ------------
 Total assets....     62,125
Liabilities
Payable to John
 Hancock Variable
 Series Trust I..        --
Payable to M Fund
 Inc.............        --
Asset charges
 payable.........          1
                   ------------
 Total
  liabilities....          1
                   ------------
Net assets.......    $62,124
                   ============
Net Assets
Attributable to
 John Hancock
 Variable Life
 Insurance
 Company.........        --
Attributable to
 policyholders...     62,124
                   ------------
 Total net
  assets.........    $62,124
                   ============

See accompanying notes.

JOHN HANCOCK VARIABLE LIFE ACCOUNT V

STATEMENTS OF OPERATIONS

FOR THE YEARS AND PERIODS ENDED DECEMBER 31,

                                                                                                      International
                                                                                                        Equities
                      Large Cap Growth Subaccount           Sovereign Bond Subaccount                  Subaccount
                   -----------------------------------  ----------------------------------  ---------------------------------
                      1996         1995        1994        1996        1995       1994         1996       1995       1994
                   -----------  ----------- ----------  ----------  ---------- -----------  ---------- ---------- -----------
Investment
 income:
 Distributions
  received from:
 John Hancock
  Variable Series
  Trust I........  $22,706,338  $ 9,127,019 $2,816,218  $4,518,056  $3,997,055 $ 2,577,160  $  460,651 $  313,290 $   334,752
 M Fund Inc......          --           --         --          --          --          --          --         --          --
                   -----------  ----------- ----------  ----------  ---------- -----------  ---------- ---------- -----------
 Total investment
  income.........   22,706,338    9,127,019  2,816,218   4,518,056   3,997,055   2,577,160     460,651    313,290     334,752
Expenses:
 Mortality and
  expense risks..      789,368      527,639    251,870     352,330     288,879     210,831     209,866    158,467      92,706
                   -----------  ----------- ----------  ----------  ---------- -----------  ---------- ---------- -----------
 Net investment
  income (loss)..   21,916,970    8,599,380  2,564,348   4,165,726   3,708,176   2,366,329     250,785    154,823     242,046
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized
  gain (loss)....    2,555,654      839,997    637,109    (136,401)     63,373     126,799     156,348    709,715    (210,939)
 Net unrealized
  appreciation
  (depreciation)
  during the
  year...........   (2,922,417)  13,485,769 (4,019,164) (1,537,488)  4,386,358  (3,555,116)  2,539,023  1,169,158  (1,861,119)
                   -----------  ----------- ----------  ----------  ---------- -----------  ---------- ---------- -----------
Net realized and
 unrealized gain
 (loss) on
 investments.....     (366,763)  14,325,766 (3,382,055) (1,673,889)  4,449,731  (3,428,317)  2,695,371  1,878,873  (1,470,626)
                   -----------  ----------- ----------  ----------  ---------- -----------  ---------- ---------- -----------
Net increase
 (decrease) in
 net assets
 resulting from
 operations......  $21,550,207  $22,925,146 $ (817,707) $2,491,837  $8,157,907 $(1,061,988) $2,946,156 $2,033,696 $(1,228,580)
                   ===========  =========== ==========  ==========  ========== ===========  ========== ========== ===========
                   Small Cap   International
                     Growth      Balanced
                   Subaccount   Subaccount
                   ----------- -------------
                     1996*         1996*
                   ----------- -------------
Investment
 income:
 Distributions
  received from:
 John Hancock
  Variable Series
  Trust I........  $   1,404      $11,409
 M Fund Inc......        --           --
                   ----------- -------------
 Total investment
  income.........      1,404       11,409
Expenses:
 Mortality and
  expense risks..      6,704        1,311
                   ----------- -------------
 Net investment
  income (loss)..     (5,300)      10,098
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized
  gain (loss)....   (210,399)       1,642
 Net unrealized
  appreciation
  (depreciation)
  during the
  year...........    (86,846)      18,955
                   ----------- -------------
Net realized and
 unrealized gain
 (loss) on
 investments.....   (297,785)      20,597
                   ----------- -------------
Net increase
 (decrease) in
 net assets
 resulting from
 operations......  $(303,085)     $30,694
                   =========== =============

------
* From May 1, 1996 (commencement of operations).

See accompanying notes.

JOHN HANCOCK VARIABLE LIFE ACCOUNT V

FOR THE YEARS AND PERIODS ENDED DECEMBER 31,

                   Mid Cap Growth Large Cap Value                              Mid Cap Value
                     Subaccount     Subaccount      Money Market Subaccount     Subaccount   Special Opportunities Subaccount
                   -------------- --------------- ---------------------------- ------------- ------------------------------------
                       1996*           1996*        1996      1995      1994       1996*        1996        1995      1994**
                   -------------- --------------- -------- ---------- -------- ------------- ----------- ----------- ------------
Investment
 income:
 Distributions
  received from:
 John Hancock
  Variable Series
  Trust I........     $ 7,102        $ 36,343     $918,057 $1,021,645 $730,311   $ 28,018    $ 1,789,171 $   483,189 $ 17,225
 M Fund Inc......         --              --           --         --       --         --             --          --       --
                      -------        --------     -------- ---------- --------   --------    ----------- ----------- --------
 Total investment
  income.........       7,102          36,343      918,057  1,021,645  730,311     28,018      1,789,171     483,189   17,225
Expenses:
 Mortality and
  expense risks..       4,054           3,073      105,919    108,941  108,665      2,232        188,016      57,525    4,657
                      -------        --------     -------- ---------- --------   --------    ----------- ----------- --------
 Net investment
  income.........       3,048          33,270      812,137    912,704  621,646     25,786      1,601,155     425,664   12,568
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized
  gain (loss)....         168           3,072          --         --       --       2,034      1,418,069     118,503   (5,379)
 Net unrealized
  appreciation
  (depreciation)
  during the
  year...........      38,250          87,225          --         --       --     102,527      4,977,778   2,655,206   (8,734)
                      -------        --------     -------- ---------- --------   --------    ----------- ----------- --------
Net realized and
 unrealized gain
 (loss) on
 investments.....      38,418          90,297          --         --       --     104,561      6,395,847   2,773,709  (14,113)
                      -------        --------     -------- ---------- --------   --------    ----------- ----------- --------
Net increase
 (decrease) in
 net assets
 resulting from
 operations......     $41,466        $123,568     $812,137 $  912,704 $621,646   $130,347    $ 7,997,002 $ 3,199,373 $ (1,545)
                      =======        ========     ======== ========== ========   ========    =========== =========== ========

------
 * From May 1, 1996 (commencement of operations).
** From May 6, 1994 (commencement of operations).

See accompanying notes.

JOHN HANCOCK VARIABLE LIFE ACCOUNT V

FOR THE YEARS AND PERIODS ENDED DECEMBER 31,

                    Real Estate Equity Subaccount        Growth & Income Subaccount                Managed Subaccount
                   --------------------------------  -----------------------------------  -------------------------------------
                      1996       1995       1994        1996        1995        1994         1996         1995         1994
                   ---------- ----------  ---------  ----------- ----------- -----------  -----------  ----------- ------------
Investment
 income:
 Distributions
  received from:
 John Hancock
  Variable
  Series Trust I.  $1,610,938 $1,424,926  $ 993,202  $37,254,741 $20,402,345 $ 8,501,308  $37,205,797  $24,582,126 $  7,481,584
 M Fund Inc......         --         --         --           --          --          --           --           --           --
                   ---------- ----------  ---------  ----------- ----------- -----------  -----------  ----------- ------------
 Total investment
  income.........   1,610,938  1,424,926    993,202   37,254,741  20,402,345   8,501,308   37,205,797   24,582,126    7,481,584
Expenses:
 Mortality and
  expense risks..     145,276    117,861     89,294    1,542,729   1,040,658     679,481    1,678,618    1,324,428      953,550
                   ---------- ----------  ---------  ----------- ----------- -----------  -----------  ----------- ------------
 Net investment
  income.........   1,465,662  1,307,065    903,908   35,712,012  19,361,687   7,821,827   35,527,179   23,257,698    6,528,034
Net realized and
 unrealized gain
 (loss):
 Net realized
  gain (loss)....     184,058   (132,712)   302,731    3,938,033   1,182,185     913,991    3,555,551    3,530,479    1,168,573
 Net unrealized
  appreciation
  (depreciation)
  during
  the year.......   5,976,712  1,164,732   (984,298)   6,429,196  28,390,863  (9,911,015) (11,690,944)  24,157,024  (12,012,242)
                   ---------- ----------  ---------  ----------- ----------- -----------  -----------  ----------- ------------
Net realized and
 unrealized gain
 (loss)
 on investments..   6,160,770  1,032,020   (681,567)  10,367,229  29,573,048  (8,997,024)  (8,135,393)  27,687,503  (10,843,669)
                   ---------- ----------  ---------  ----------- ----------- -----------  -----------  ----------- ------------
Net increase
 (decrease)
 in net assets
 resulting from
 operations......  $7,626,432 $2,339,085  $ 222,341  $46,079,242 $48,934,735 $(1,175,197) $27,391,786  $50,945,201 $ (4,315,635)
                   ========== ==========  =========  =========== =========== ===========  ===========  =========== ============
                                                Small Cap
                        Short-Term U.S.           Value
                     Government Subaccount      Subaccount
                   ---------------------------- ----------
                     1996      1995    1994**     1996*
                   --------- -------- --------- ----------
Investment
 income:
 Distributions
  received from:
 John Hancock
  Variable
  Series Trust I.  $140,926  $103,070 $ 26,186   $32,693
 M Fund Inc......       --        --       --        --
                   --------- -------- --------- ----------
 Total investment
  income.........   140,926   103,070   26,186    32,693
Expenses:
 Mortality and
  expense risks..    12,366     8,335      729     2,395
                   --------- -------- --------- ----------
 Net investment
  income.........   128,560    94,735   25,457    30,298
Net realized and
 unrealized gain
 (loss):
 Net realized
  gain (loss)....    20,920    20,630   (1,779)   (1,418)
 Net unrealized
  appreciation
  (depreciation)
  during
  the year.......   (69,770)   77,274  (23,668)   66,350
                   --------- -------- --------- ----------
Net realized and
 unrealized gain
 (loss)
 on investments..   (48,850)   97,904  (25,447)   64,932
                   --------- -------- --------- ----------
Net increase
 (decrease)
 in net assets
 resulting from
 operations......  $ 79,709  $192,639 $     10   $95,230
                   ========= ======== ========= ==========

------
 *From May 1, 1996 (commencement of operations).
**From May 1, 1994 (commencement of operations).

See accompanying notes.

JOHN HANCOCK VARIABLE LIFE ACCOUNT V

FOR THE YEARS AND PERIODS ENDED DECEMBER 31,

                                                                                  Edinburgh
                          International                               Turner    International       Frontier
                          Opportunities Equity Index Strategic Bond Core Growth    Equity     Capital Appreciation
                           Subaccount    Subaccount    Subaccount   Subaccount   Subaccount        Subaccount
                          ------------- ------------ -------------- ----------- ------------- --------------------
                              1996*        1996*         1996*         1996*        1996*            1996*
                          ------------- ------------ -------------- ----------- ------------- --------------------
Investment income:
 Distributions received
  from:
 John Hancock Variable
  Series Trust I........    $  5,631      $27,780       $13,269      $    --        $--            $     --
 M Fund Inc.............         --           --            --             91        362                 --
                            --------      -------       -------      --------       ----           ---------
 Total investment
  income................       5,631       27,780        13,269            91        362                 --
Expenses:
 Mortality and expense
  risks.................       3,818        2,193           675         1,556         74               1,628
                            --------      -------       -------      --------       ----           ---------
 Net investment income
  (loss)................       1,813       25,586        12,594        (1,465)       289              (1,628)
Net realized and
 unrealized gain (loss)
 on investments:
 Net realized gain
  (loss)................       2,596        4,690         1,272       (75,788)       (30)           (130,154)
 Net unrealized
  appreciation
  (depreciation) during
  the year..............      98,849       58,797        (2,250)                     220               1,432
                            --------      -------       -------      --------       ----           ---------
Net realized and
 unrealized gain (loss)
 on investments.........     101,445       63,487          (978)      (75,788)       189            (128,722)
                            --------      -------       -------      --------       ----           ---------
Net increase (decrease)
 in net assets resulting
 from operations........    $103,258      $89,073       $11,616      $(77,254)      $478           $(130,350)
                            ========      =======       =======      ========       ====           =========

------
* From May 1, 1996 (commencement of operations).

See accompanying notes.

JOHN HANCOCK VARIABLE LIFE ACCOUNT V

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEARS AND PERIODS ENDED DECEMBER 31,

                         Large Cap Growth Subaccount                Sovereign Bond Subaccount
                    ----------------------------------------  ----------------------------------------
                        1996          1995          1994          1996          1995          1994
                    ------------  ------------  ------------  ------------  ------------  ------------
Increase (decrease)
  in net assets
 From operations:
 Net investment
 income (loss)....  $ 21,916,970  $  8,599,380  $  2,564,348  $  4,165,726  $  3,708,176  $  2,366,329
 Net realized
 gains (losses)...     2,555,654       839,997       637,109      (136,401)       63,373       126,799
 Net unrealized
 appreciation
 (depreciation)
 during the year..    (2,922,417)   13,485,769    (4,019,164)   (1,537,488)    4,386,358    (3,555,116)
                    ------------  ------------  ------------  ------------  ------------  ------------
 Net increase
 (decrease) in net
 assets resulting
 from operations..    21,550,207    22,925,146      (817,707)    2,491,837     8,157,907    (1,061,988)
 From policyholder
  transactions:
 Net premiums from
 policyholders....    51,040,008    51,711,591    51,007,044    20,848,505    23,206,470    20,368,275
 Net benefits to
 policyholders....   (33,079,850)  (19,250,850)  (18,333,049)  (14,924,987)  (14,981,037)  (11,586,357)
                    ------------  ------------  ------------  ------------  ------------  ------------
 Net increase in
 net assets from
 policyholder
 transactions.....    17,960,159    32,460,741    32,673,995     5,923,519     8,225,433     8,781,918
                    ------------  ------------  ------------  ------------  ------------  ------------
  Net increase in
  net assets......    39,510,366    55,385,887    31,856,288     8,415,356    16,383,340     7,719,930
Net assets:
 Beginning of
 year.............   113,649,478    58,263,591    26,407,303    56,377,103    39,993,763    32,273,833
                    ------------  ------------  ------------  ------------  ------------  ------------
 End of year......  $153,159,843  $113,649,478  $ 58,263,591  $ 64,419,410  $ 56,377,103  $ 39,993,763
                    ============  ============  ============  ============  ============  ============
                                                              Small Cap   International
                                                               Growth       Balanced
                      International Equities Subaccount      Subaccount    Subaccount
                    ---------------------------------------- ------------ -------------
                        1996          1995         1994         1996*         1996*
                    ------------- ------------- ------------ ------------ -------------
Increase (decrease)
  in net assets
 From operations:
 Net investment
 income (loss)....  $    250,785  $    154,823  $   242,046  $    (5,300)   $ 10,098
 Net realized
 gains (losses)...       156,348       709,715      390,493     (210,939)      1,642
 Net unrealized
 appreciation
 (depreciation)
 during the year..     2,539,023     1,169,158   (1,861,119)     (86,846)     18,955
                    ------------- ------------- ------------ ------------ -------------
 Net increase
 (decrease) in net
 assets resulting
 from operations..     2,946,156     2,033,696   (1,228,580)    (303,085)     30,694
 From policyholder
  transactions:
 Net premiums from
 policyholders....    17,279,404    17,644,301   21,632,192    5,020,648     777,316
 Net benefits to
 policyholders....   (11,711,164)  (12,682,229)  (5,717,640)  (1,784,151)    (64,319)
                    ------------- ------------- ------------ ------------ -------------
 Net increase in
 net assets from
 policyholder
 transactions.....     5,568,239     4,962,072   15,914,552    3,236,497     712,997
                    ------------- ------------- ------------ ------------ -------------
  Net increase in
  net assets......     8,514,395     6,995,768   14,685,972    2,933,413     743,691
Net assets:
 Beginning of
 year.............    30,932,790    23,937,022    9,251,050          --          --
                    ------------- ------------- ------------ ------------ -------------
 End of year......  $ 39,447,186  $ 30,932,790  $23,937,022  $ 2,933,413    $743,691
                    ============= ============= ============ ============ =============

------
*From May 1, 1996 (commencement of operations).

See accompanying notes.

JOHN HANCOCK VARIABLE LIFE ACCOUNT V

FOR THE YEARS AND PERIODS ENDED DECEMBER 31,

                    Mid Cap Growth Large Cap Value                                        Mid Cap Value
                      Subaccount     Subaccount          Money Market Subaccount           Subaccount
                    -------------- --------------- -------------------------------------  -------------
                        1996*           1996*         1996         1995         1994          1996*
                    -------------- --------------- -----------  -----------  -----------  -------------
Increase (de-
crease) in net as-
sets
 From operations:
 Net investment
  income..........    $    3,048     $   33,271    $   812,137  $   912,704  $   621,646   $   25,786
 Net realized
  gains (losses)..           168          3,072            --           --           --         2,034
 Net unrealized
  appreciation
  (depreciation)
  during the year.        38,250         87,225            --           --           --       102,527
                      ----------     ----------    -----------  -----------  -----------   ----------
 Net increase
  (decrease) in
  net assets
  resulting from
  operations......        41,466        123,568        812,137      912,704      621,646      130,347
 From policyholder
 transactions:
 Net premiums from
  policyholders...     2,413,439      1,814,755     24,680,961   21,430,904   58,454,926    1,258,509
 Net benefits to
  policyholders...      (240,434)       (92,994)   (27,801,448) (19,852,589) (51,398,824)     (50,930)
                      ----------     ----------    -----------  -----------  -----------   ----------
 Net increase
  (decrease) in
  net assets from
  policyholder
  transactions....     2,173,005      1,721,761     (3,120,487)   1,578,315    7,056,102    1,207,579
                      ----------     ----------    -----------  -----------  -----------   ----------
  Net increase
   (decrease) in
   net assets.....     2,214,471      1,845,329     (2,308,350)   2,491,019    7,677,748    1,337,926
Net assets:
 Beginning of
 year.............           --             --      19,684,014   17,192,995    9,515,247          --
                      ----------     ----------    -----------  -----------  -----------   ----------
 End of year......    $2,214,471     $1,845,329    $17,375,664  $19,684,014  $17,192,995   $1,337,926
                      ==========     ==========    ===========  ===========  ===========   ==========
                     Special Opportunities Subaccount
                    -------------------------------------
                       1996         1995        1994**
                    ------------ ------------ -----------
Increase (de-
crease) in net as-
sets
 From operations:
 Net investment
  income..........  $ 1,601,155  $   425,664  $   12,568
 Net realized
  gains (losses)..    1,418,069      118,503      (5,379)
 Net unrealized
  appreciation
  (depreciation)
  during the year.    4,977,778    2,655,206      (8,734)
                    ------------ ------------ -----------
 Net increase
  (decrease) in
  net assets
  resulting from
  operations......    7,997,002    3,199,373      (1,545)
 From policyholder
 transactions:
 Net premiums from
  policyholders...   30,839,359   15,268,369   5,297,072
 Net benefits to
  policyholders...  (12,562,876)  (3,375,070)   (221,046)
                    ------------ ------------ -----------
 Net increase
  (decrease) in
  net assets from
  policyholder
  transactions....   18,276,484   11,893,299   5,076,026
                    ------------ ------------ -----------
  Net increase
   (decrease) in
   net assets.....   26,273,485   15,092,672   5,074,481
Net assets:
 Beginning of
 year.............   20,167,153    5,074,481         --
                    ------------ ------------ -----------
 End of year......  $46,440,638  $20,167,153  $5,074,481
                    ============ ============ ===========

------
 * From May 1, 1996 (commencement of operations).
** From May 6, 1994 (commencement of operations).

See accompanying notes.

JOHN HANCOCK VARIABLE LIFE ACCOUNT V

FOR THE YEARS AND PERIODS ENDED DECEMBER 31,

                       Real Estate Equity Subaccount             Growth & Income Subaccount
                    -------------------------------------  ----------------------------------------
                       1996         1995         1994          1996          1995          1994
                    -----------  -----------  -----------  ------------  ------------  ------------
Increase
 (decrease) in net
 assets
 From operations:
 Net investment
  income..........  $ 1,465,662  $ 1,307,065  $   903,908  $ 35,712,012  $ 19,361,687  $  7,821,827
 Net realized
  gains (losses)..      184,058     (132,712)     302,731     3,938,033     1,182,185       913,991
 Net unrealized
  appreciation
  (depreciation)
  during the year.    5,976,712    1,164,732     (984,298)    6,429,196    28,390,863    (9,911,015)
                    -----------  -----------  -----------  ------------  ------------  ------------
 Net increase
  (decrease) in
  net assets
  resulting from
  operations......    7,626,432    2,339,085      222,341    46,079,242    48,934,735    (1,175,197)
 From policyholder
  transactions:
 Net premiums from
  policyholders...   10,025,704   10,547,817   13,824,052    93,961,136    76,729,116    67,541,450
 Net benefits to
  policyholders...   (8,112,734) (10,156,449)  (5,898,220)  (57,300,211)  (41,442,095)  (31,434,994)
                    -----------  -----------  -----------  ------------  ------------  ------------
 Net increase in
  net assets from
  policyholder
  transactions....    1,912,970      391,368    7,925,832    36,660,925    35,287,021    36,103,456
                    -----------  -----------  -----------  ------------  ------------  ------------
  Net increase in
   net assets.....    9,539,402    2,730,453    8,148,173    82,740,167    84,221,756    34,931,259
Net assets
 Beginning of
  year............   22,246,848   19,516,395   11,368,222   217,256,964   133,035,208    98,103,949
                    -----------  -----------  -----------  ------------  ------------  ------------
 End of year......  $31,786,260  $22,246,848  $19,516,395  $299,997,131  $217,256,964  $133,035,208
                    ===========  ===========  ===========  ============  ============  ============
                                                                                                  Small Cap
                                                                 Short-Term U.S. Government         Value
                              Managed Subaccount                         Subaccount               Subaccount
                    ----------------------------------------- ----------------------------------- -----------
                        1996          1995          1994         1996        1995       1994**      1996*
                    ------------- ------------- ------------- ----------- ----------- ----------- -----------
Increase
 (decrease) in net
 assets
 From operations:
 Net investment
  income..........  $ 35,527,179  $ 23,257,698  $  6,528,044  $  128,560  $   94,735  $   25,457  $   30,298
 Net realized
  gains (losses)..     3,555,551     3,530,479     1,168,573      20,920      20,630      (1,779)     (1,418)
 Net unrealized
  appreciation
  (depreciation)
  during the year.   (11,690,944)   24,157,024   (12,012,242)    (69,770)     77,274     (23,668)     66,350
                    ------------- ------------- ------------- ----------- ----------- ----------- -----------
 Net increase
  (decrease) in
  net assets
  resulting from
  operations......    27,391,786    50,945,201    (4,315,635)     79,709     192,639          10      95,230
 From policyholder
  transactions:
 Net premiums from
  policyholders...    71,167,774    80,690,820    87,141,271   2,675,105   2,846,775   1,178,590   1,344,453
 Net benefits to
  policyholders...   (56,734,361)  (48,646,275)  (43,706,261) (2,206,096) (1,637,415)   (114,133)   (109,889)
                    ------------- ------------- ------------- ----------- ----------- ----------- -----------
 Net increase in
  net assets from
  policyholder
  transactions....    14,433,414    32,044,545    43,435,010     469,009   1,209,360   1,064,457   1,234,564
                    ------------- ------------- ------------- ----------- ----------- ----------- -----------
  Net increase in
   net assets.....    41,825,200    82,989,746    39,119,375     548,718   1,401,999   1,064,467   1,329,794
Net assets
 Beginning of
  year............   262,405,591   179,415,845   140,296,470   2,466,466   1,064,467         --          --
                    ------------- ------------- ------------- ----------- ----------- ----------- -----------
 End of year......  $304,230,791  $262,405,591  $179,415,845  $3,015,184  $2,466,466  $1,064,467  $1,329,794
                    ============= ============= ============= =========== =========== =========== ===========

------
* From May 1, 1996 (commencement of operations).
** From May 1, 1994 (commencement of operations).

See accompanying notes.

JOHN HANCOCK VARIABLE LIFE ACCOUNT V

FOR THE YEARS AND PERIODS ENDED DECEMBER 31,

                                                                                                        Frontier
                          International                             Turner Core       Edinburgh         Capital
                          Opportunities Equity Index Strategic Bond   Growth     International Equity Appreciation
                           Subaccount    Subaccount    Subaccount   Subaccount        Subaccount       Subaccount
                          ------------- ------------ -------------- -----------  -------------------- ------------
                              1996*        1996*         1996*         1996*            1996*            1996*
                          ------------- ------------ -------------- -----------  -------------------- ------------
Increase (decrease) in
  net assets
 From operations:
 Net investment income
  (loss)................   $    1,813    $   25,586     $ 12,594    $    (1,465)       $   289        $    (1,628)
 Net realized gains
  (losses)..............        2,596         4,690        1,272        (75,788)           (30)          (130,154)
 Net unrealized appreci-
  ation (depreciation)
  during the year.......       98,849        58,797       (2,250)           --             220              1,432
                           ----------    ----------     --------    -----------        -------        -----------
 Net increase (decrease)
  in net assets
  resulting from
  operations............      103,258        89,073       11,616        (77,254)           478           (130,350)
 From policyholder
 transactions:
 Net premiums from poli-
  cyholders.............    2,395,587     1,242,668      495,203      1,525,222         64,120          1,568,562
 Net benefits to policy-
  holders...............     (238,306)     (132,549)     (88,706)    (1,445,228)        (1,406)        (1,376,088)
                           ----------    ----------     --------    -----------        -------        -----------
 Net increase in net as-
  sets from policyholder
  transactions..........    2,157,281     1,110,119      406,497         79,993         62,713            192,474
                           ----------    ----------     --------    -----------        -------        -----------
  Net increase in net
   assets...............    2,260,539     1,199,192      418,113          2,740         63,191             62,124
Net assets
 Beginning of year......          --            --           --             --             --                 --
                           ----------    ----------     --------    -----------        -------        -----------
 End of year............   $2,260,539    $1,199,192     $418,113    $     2,740        $63,191        $    62,124
                           ==========    ==========     ========    ===========        =======        ===========

------
* From May 1, 1996 (commencement of operations).

See accompanying notes.

JOHN HANCOCK VARIABLE LIFE ACCOUNT V

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 1996

NOTE 1--ORGANIZATION

  John Hancock Variable Life Account V (the Account) is a separate investment account of John Hancock Variable Life Insurance Company (JHVLICO), a wholly-owned subsidiary of John Hancock Mutual Life Insurance Company (John Hancock). The Account was formed to fund variable life insurance policies (Policies) issued by JHVLICO. The Account is operated as a unit investment trust registered under the Investment Company Act of 1940, as amended, and currently consists of twenty-one subaccounts. The assets of each subaccount are invested exclusively in shares of a corresponding Portfolio of John Hancock Variable Series Trust I (the Fund) or of M Fund Inc. (M Fund). New subaccounts may be added as new portfolios are added to the Fund or to M Fund, or as other investment options are developed and made available to policyholders. The twenty-one Portfolios of the Fund and of M Fund which are currently available are Large Cap Growth, Sovereign Bond, International Equities, Small Cap Growth, International Balanced, Mid Cap Growth, Large Cap Value, Money Market, Mid Cap Value, Special Opportunities, Real Estate Equity, Growth & Income, Managed, Short-Term U.S. Government, Small Cap Value, International Opportunities, Equity Index, Strategic Bond, Turner Core Growth, Edinburgh International Equity and Frontier Capital Appreciation. Each Portfolio has a different investment objective.

  The net assets of the Account may not be less than the amount required under state insurance law to provide for death benefits (without regard to the minimum death benefit guarantee) and other policy benefits. Additional assets are held in JHVLICO's general account to cover the contingency that the guaranteed minimum death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

  The assets of the Account are the property of JHVLICO. The portion of the Account's assets applicable to the policies may not be charged with liabilities arising out of any other business JHVLICO may conduct.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES

Estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of Investments: Investment in shares of the Fund and of M Fund are valued at the reported net asset values of the respective Portfolios. Investment transactions are recorded on the trade date. Dividend income is recognized on the ex-dividend date. Realized gains and losses on sales of fund shares are determined on the basis of identified cost.

Federal Income Taxes: The operations of the Account are included in the federal income tax return of JHVLICO, which is taxed as a life insurance company under the Internal Revenue Code. JHVLICO has the right to charge the Account any federal income taxes, or provision for federal income taxes, attributable to the operations of the Account or to the policies funded in the Account. Currently, JHVLICO does not make a charge for income or other taxes. Charges for state and local taxes, if any, attributable to the Account may also be made.

JOHN HANCOCK VARIABLE LIFE ACCOUNT V

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES--CONTINUED

Expenses: JHVLICO assumes mortality and expense risks of the variable life insurance policies for which asset charges are deducted at an annual rate of
 .6% of net assets of the Account. In addition, a monthly charge at varying levels for the cost of insurance is deducted from the net assets of the Account.

JHVLICO makes certain deductions for administrative expenses and state premium taxes from premium payments before amounts are transferred to the Account.

NOTE 3--NET ASSETS

The net assets attributable to JHVLICO represent JHVLICO's funds deposited in the Account. At its discretion, these amounts may be transferred by JHVLICO to its general account.

NOTE 4--TRANSACTIONS WITH AFFILIATES

John Hancock acts as the distributor, principal underwriter and investment advisor for the Fund.

Certain officers of the Account are officers and directors of JHVLICO, the Fund or John Hancock.

NOTE 5--DETAILS OF INVESTMENT

The details of the shares owned and cost and value of investments in the Portfolios of the Fund and of M Fund at December 31, 1996 were as follows:

                                            Shares
                Portfolio                    Owned        Cost        Value
                ---------                  ---------- ------------ ------------
Large Cap Growth..........................  8,756,127 $145,572,331 $153,159,843
Sovereign Bond............................  6,593,119   64,605,934   64,419,410
International Equities....................  2,343,721   36,138,429   39,447,186
Small Cap Growth..........................    295,281    3,020,254    2,933,413
International Balanced....................     71,556      724,736      743,691
Mid Cap Growth............................    216,631    2,176,221    2,214,471
Large Cap Value...........................    166,404    1,758,104    1,845,329
Money Market..............................  1,737,566   17,375,664   17,375,664
Mid Cap Value.............................    117,894    1,235,400    1,337,926
Special Opportunities.....................  2,810,852   38,816,388   46,440,638
Real Estate Equity........................  2,171,886   25,329,878   31,786,260
Growth & Income........................... 20,471,470  273,743,016  299,997,131
Managed................................... 22,784,884  297,723,544  304,230,791
Short-Term U.S. Government................    300,108    3,031,349    3,015,184
Small Cap Value...........................    123,931    1,263,444    1,329,794
International Opportunities...............    213,316    2,161,690    2,260,539
Equity Index..............................    108,064    1,140,395    1,199,192
Strategic Bond............................     41,159      420,364      418,113
Turner Core Growth........................        236        2,740        2,740
Edinburgh International Equity............      6,396       62,972       63,191
Frontier Capital Appreciation.............      4,962       60,692       62,124

JOHN HANCOCK VARIABLE LIFE ACCOUNT V

NOTE 5--DETAILS OF INVESTMENT--CONTINUED

Purchases, including reinvestment of dividend distributions and proceeds from sales of shares in the Portfolios of the Fund and of M Fund during 1996, were as follows:

                       Portfolio                         Purchases     Sales
                       ---------                        ----------- -----------
Large Cap Growth....................................... $57,084,851 $17,207,723
Sovereign Bond.........................................  17,069,620   6,980,376
International Equities.................................  10,889,232   5,070,208
Small Cap Growth.......................................   4,808,912   1,577,714
International Balanced.................................     782,342      59,248
Mid Cap Growth.........................................   2,244,678      68,625
Large Cap Value........................................   1,802,792      47,761
Money Market...........................................  22,341,290  24,649,640
Mid Cap Value..........................................   1,294,623      61,257
Special Opportunities..................................  24,232,199   4,354,560
Real Estate Equity.....................................   7,479,651   4,101,012
Growth & Income........................................  91,820,483  19,447,546
Managed................................................  76,126,209  26,165,616
Short-Term U.S. Government.............................   2,512,362   1,915,792
Small Cap Value........................................   1,365,414     100,552
International Opportunities............................   2,337,466     178,372
Equity Index...........................................   1,223,909      88,204
Strategic Bond.........................................     500,399      81,308
Turner Core Growth.....................................   1,757,166   1,678,638
Edinburgh International Equity.........................      63,897         895
Frontier Capital Appreciation..........................   1,798,979   1,605,600

               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

Policyholders
John Hancock Variable Life Account V
 of John Hancock Variable Life Insurance Company

We have audited the accompanying statement of assets and liabilities of John Hancock Variable Life Account V (the Account) (comprising, respectively, the Large Cap Growth, Sovereign Bond, International Equities, Small Cap Growth, International Balanced, Mid Cap Growth, Large Cap Value, Money Market, Mid Cap Value, Special Opportunities, Real Estate Equity, Growth & Income, Managed, Short-Term U.S. Government, Small Cap Value, International Opportunities, Equity Index, Strategic Bond, Turner Core Growth, Edinburgh International Equity and Frontier Capital Appreciation Subaccounts) as of December 31, 1996, and the related statements of operations and statements of changes in net assets for each of the periods indicated therein. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting John Hancock Variable Life Account V at December 31, 1996, and the results of their operations and the changes in their net assets for each of the periods indicated, in conformity with generally accepted accounting principles.

                                                              Ernst & Young LLP

Boston, Massachusetts
February 7, 1997

               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

Board of Directors
John Hancock Variable Life Insurance Company

We have audited the accompanying statutory-basis statements of financial position of John Hancock Variable Life Insurance Company as of December 31, 1996 and 1995, and the related statutory-basis statements of operations and unassigned deficit and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance, which practices differ from generally accepted accounting principles. The variances between such practices and generally accepted accounting principles also are described in Note 1. The effects on the financial statements of these variances are not reasonably determinable but are presumed to be material.

In our report dated February 7, 1996, we expressed an opinion that the 1995 financial statements of the Company fairly present, in all material respects, the Company's financial position, results of operations, and cash flows in conformity with generally accepted accounting principles for a stock life insurance company wholly-owned by a mutual life insurance company and with reporting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance. As described in Note 1, the accompanying statutory-basis financial statements are no longer considered to be prepared in conformity with generally accepted accounting principles. Accordingly, our present opinion on the 1995 financial statements, as presented in the following paragraph, is different from that expressed in our previous report.

In our opinion, because of the effects of the matter described in the second preceding paragraph, the financial statements referred to above do not present fairly, in conformity with generally accepted accounting principles, the financial position of John Hancock Variable Life Insurance Company at December 31, 1996 and 1995, or the results of its operations or its cash flows for the years then ended.

Also, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of John Hancock Variable Life Insurance Company at December 31, 1996 and 1995, and the results of its operations and its cash flows for the years then ended in conformity with accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance.

                                                              Ernst & Young LLP

Boston, Massachusetts
February 14, 1997

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

STATUTORY-BASIS STATEMENTS OF FINANCIAL POSITION

                                                               December 31
                                                            ------------------
                                                              1996      1995
                                                              ----      ----
                                                              (In millions)
Assets
Bonds--Note 7.............................................. $  753.5  $  552.8
Preferred stocks...........................................      9.6       5.0
Common stocks..............................................      1.4       1.7
Investment in affiliates...................................     72.0      65.3
Mortgage loans on real estate--Note 7......................    212.1     146.7
Real estate................................................     38.8      36.4
Policy loans...............................................     80.8      61.8
Cash items:
  Cash in banks............................................     26.7      11.6
  Temporary cash investments...............................      5.2      65.0
                                                            --------  --------
                                                                31.9      76.6
Premiums due and deferred..................................     36.8      39.6
Investment income due and accrued..........................     22.6      18.6
Other general account assets...............................     17.8      20.8
Assets held in separate accounts...........................  3,290.5   2,421.0
                                                            --------  --------
TOTAL ASSETS............................................... $4,567.8  $3,446.3
                                                            ========  ========
Obligations and Stockholder's Equity
OBLIGATIONS
  Policy reserves.......................................... $  877.8  $  612.3
  Federal income and other taxes payable--Note 1...........     29.4      14.2
  Other accrued expenses...................................     75.1     138.7
  Asset valuation reserve--Note 1..........................     16.6      15.4
  Obligations related to separate accounts.................  3,285.8   2,417.0
                                                            --------  --------
TOTAL OBLIGATIONS..........................................  4,284.7   3,197.6
Stockholder's Equity--Notes 2 and 6
  Common Stock, $50 par value; authorized 50,000 shares;
   issued and
   outstanding 50,000 shares...............................      2.5       2.5
  Paid-in capital..........................................    377.5     377.5
Unassigned deficit.........................................    (96.9)   (131.3)
                                                            --------  --------
TOTAL STOCKHOLDER'S EQUITY.................................    283.1     248.7
                                                            --------  --------
TOTAL OBLIGATIONS AND STOCKHOLDER'S EQUITY................. $4,567.8  $3,446.3
                                                            ========  ========

The accompanying notes are an integral part of the statutory-basis financial statements.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

STATUTORY-BASIS STATEMENTS OF OPERATIONS AND UNASSIGNED DEFICIT

                                                       Year ended December 31
                                                       ------------------------
                                                          1996         1995
                                                          ----         ----
                                                           (In millions)
Income
  Premiums............................................ $     820.6  $    570.9
  Net investment income--Note 4.......................        76.1        62.1
  Other, net..........................................       406.0        85.7
                                                       -----------  ----------
                                                           1,302.7       718.7
Benefits and Expenses
  Payments to policyholders and beneficiaries.........       236.1       213.4
  Additions to reserves to provide for future payments
   to policyholders and beneficiaries.................       790.1       282.4
  Expenses of providing service to policyholders and
   obtaining new insurance--Note 6....................       183.8       150.7
  State and miscellaneous taxes.......................        17.3        12.7
                                                       -----------  ----------
                                                           1,227.3       659.2
                                                       -----------  ----------
    GAIN FROM OPERATIONS BEFORE FEDERAL INCOME TAXES
     AND NET REALIZED CAPITAL GAINS (LOSSES)..........        75.4        59.5
Federal income taxes--Note 1..........................        38.6        28.4
                                                       -----------  ----------
    GAIN FROM OPERATIONS BEFORE NET REALIZED CAPITAL
     GAINS (LOSSES)...................................        36.8        31.1
Net realized capital gains (losses)--Note 5...........        (1.5)        0.5
                                                       -----------  ----------
    NET INCOME........................................        35.3        31.6
Unassigned deficit at beginning of year...............      (131.3)     (162.1)
Net unrealized capital gains (losses) and other ad-
 justments--Note 5....................................         2.5        (3.0)
Other reserves and adjustments........................        (3.4)        2.2
                                                       -----------  ----------
    UNASSIGNED DEFICIT AT END OF YEAR................. $     (96.9) $   (131.3)
                                                       ===========  ==========

The accompanying notes are an integral part of the statutory-basis financial statements.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

STATUTORY-BASIS STATEMENTS OF CASH FLOWS

                                                      Year ended December 31
                                                      ----------------------
                                                         1996         1995
                                                         ----         ----
                                                           (In millions)
Cash flows from operating activities:
  Insurance premiums................................. $     824.2  $     574.0
  Net investment income..............................        73.4         59.2
  Benefits to policyholders and beneficiaries........      (212.7)      (198.3)
  Dividends paid to policyholders....................       (15.7)       (13.2)
  Insurance expenses and taxes.......................      (196.6)      (161.5)
  Net transfers to separate accounts.................      (524.2)      (257.4)
  Other, net.........................................       386.7         55.1
                                                      -----------  -----------
      NET CASH PROVIDED FROM OPERATIONS..............       335.1         57.9
                                                      -----------  -----------
Cash flows used in investing activities:
  Bond purchases.....................................      (489.9)      (172.5)
  Bond sales.........................................       228.3         18.9
  Bond maturities and scheduled redemptions..........        27.8         36.0
  Bond prepayments...................................        31.9         20.6
  Stock purchases....................................        (6.5)        (1.7)
  Proceeds from stock sales..........................         0.4          1.4
  Real estate purchases..............................       (10.5)       (16.2)
  Real estate sales..................................         8.5          9.3
  Other invested assets purchases....................         0.0         (0.4)
  Proceeds from the sale of other invested assets....         1.5          0.3
  Mortgage loans issued..............................       (84.4)       (19.8)
  Mortgage loan repayments...........................        17.7         21.1
  Other, net.........................................      (104.6)        45.7
                                                      -----------  -----------
      NET CASH USED IN INVESTING ACTIVITIES..........      (379.8)       (57.3)
                                                      -----------  -----------
INCREASE (DECREASE) IN CASH AND TEMPORARY CASH IN-
 VESTMENTS...........................................       (44.7)         0.6
Cash and temporary cash investments at beginning of
 year................................................        76.6         76.0
                                                      -----------  -----------
CASH AND TEMPORARY CASH INVESTMENTS AT END OF YEAR... $      31.9  $      76.6
                                                      ===========  ===========

The accompanying notes are an integral part of the statutory-basis financial statements.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

NOTE 1--NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING PRACTICES

John Hancock Variable Life Insurance Company (the Company) is a wholly-owned subsidiary of John Hancock Mutual Life Insurance Company (John Hancock). The Company, domiciled in the Commonwealth of Massachusetts, principally writes variable and universal life insurance policies. Those policies primarily are marketed through John Hancock's sales organization, which includes a career agency system composed of company-owned, unionized branch offices and independent general agencies. Policies also are sold through various unaffiliated securities broker-dealers and certain other financial institutions. Currently, the Company writes business in all states except New York.

The preparation of the financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

Basis of Presentation: The financial statements have been prepared using accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance and in conformity with the practices of the National Association of Insurance Commissioners (NAIC), which practices differ from generally accepted accounting principles (GAAP). The 1995 financial statements presented for comparative purposes were previously described as being prepared in accordance with GAAP for stock life insurance companies wholly-owned by a mutual life insurance company. Pursuant to Financial Accounting Standards Board Interpretation 40, "Applicability of Generally Accepted Accounting Principles to Mutual Life Insurance and Other Enterprises" (FIN 40), as amended, which is effective for 1996 financial statements, financial statements based on statutory accounting practices can no longer be described as prepared in conformity with GAAP. Furthermore, financial statements prepared in conformity with statutory accounting practices for periods prior to the effective date of FIN 40 are not considered GAAP presentations when presented in comparative form with financial statements for periods subsequent to the effective date. Accordingly, the 1995 financial statements are no longer considered to be presented in conformity with GAAP.

The significant differences from GAAP include: (1) policy acquisition costs are charged to expense as incurred rather than deferred and amortized over the related premium-paying period; (2) policy reserves are based on statutory mortality, morbidity, and interest requirements without consideration of withdrawals and Company experience; (3) certain assets designated as "nonadmitted assets" are excluded from the balance sheet by direct charges to surplus; (4) reinsurance recoverables are netted against reserves and claim liabilities rather than reflected as an asset; (5) bonds held as available for sale are recorded at amortized cost or market value as determined by the NAIC rather than at fair value; (6) an Asset Valuation Reserve and Interest Maintenance Reserve as prescribed by the NAIC are not calculated under GAAP. Under GAAP, realized capital gains and losses are reported in the income statement on a pretax basis as incurred and investment valuation allowances are provided when there has been a decline in value deemed other than temporary; (7) investments in affiliates are carried at their net equity value with changes in value being recorded directly to unassigned deficit rather than consolidated in the financial statements; and (8) no provision is made for the deferred income tax effects of temporary differences between book and tax basis reporting. The effects of the foregoing variances from GAAP have not been determined but are presumed to be material.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 1--NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING PRACTICES--CONTINUED

The significant accounting practices of the Company are as follows:

Pending Statutory Standards: The NAIC currently is in the process of recodifying statutory accounting practices, the result of which is expected to constitute the only source of prescribed statutory accounting practices. Accordingly, that project, which is expected to be completed in 1999 will likely change, to some extent, prescribed statutory accounting practices, and may result in changes to the accounting practices that the Company uses to prepare its statutory-basis financial statements. The impact of any such changes on the Company's unassigned deficit cannot be determined at this time and could be material.

Revenues and Expenses: Premium revenues are recognized over the premium-paying period of the policies whereas expenses, including the acquisition costs of new business, are charged to operations as incurred and policyholder dividends are provided as paid or accrued.

Cash and Temporary Cash Investments: Cash includes currency on hand and demand deposits with financial institutions. Temporary cash investments are short-term, highly-liquid investments both readily convertible to known amounts of cash and so near maturity that there is insignificant risk of changes in value because of changes in interest rates.

Valuation of Assets: General account investments are carried at amounts determined on the following bases:

  Bond and stock values are carried as prescribed by the NAIC; bonds generally at amortized amounts or cost, preferred stocks generally at cost and common stocks at market. The discount or premium on bonds is amortized using the interest method.

  Investments in affiliates are included on the statutory equity method.

  Goodwill is amortized on a straight-line basis over a ten year period.

  Mortgage loans are carried at outstanding principal balance or amortized cost.

  Investment real estate is carried at depreciated cost, less encumbrances. Depreciation on investment real estate is recorded on a straight-line basis. Accumulated depreciation amounted to $1.2 million in 1996 and $0.5 million in 1995.

  Real estate acquired in satisfaction of debt and held for sale is carried at the lower of cost or market as of the date of foreclosure.

  Policy loans are carried at outstanding principal balance, not in excess of policy cash surrender value.

Asset Valuation and Interest Maintenance Reserves: The Asset Valuation Reserve
(AVR) is computed in accordance with the prescribed NAIC formula and represents a provision for possible fluctuations in the value of bonds, equity securities, mortgage loans, real estate and other invested assets. Changes to the AVR are charged or credited directly to the unassigned deficit.

The Company also records the NAIC prescribed Interest Maintenance Reserve
(IMR) that represents that portion of the after tax net accumulated unamortized realized capital gains and losses on sales of fixed income securities,

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 1--NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING PRACTICES--CONTINUED

principally bonds and mortgage loans, attributable to changes in the general level of interest rates. Such gains and losses are deferred and amortized into income over the remaining expected lives of the investments sold. At December 31, 1996, the IMR, net of 1996 amortization of $1.2 million, amounted to $5.9 million, which is included in policy reserves. The corresponding 1995 amounts were $1.2 million and $6.9 million, respectively.

Separate Accounts: Separate account assets and liabilities reported in the accompanying statements of financial position represent funds that are separately administered and for which the contractholder, rather than the Company, generally bears the investment risk. Separate account contractholders have no claim against the assets of the general account of the Company. Separate account assets are reported at market value. The operations of the separate accounts are not included in the summary of operations; however, income earned on amounts initially invested by the Company in the formation of new separate accounts is included in other income.

Fair Values of Financial Instruments: Statement of Financial Accounting Standards (SFAS) No. 107, "Disclosure about Fair Value of Financial Instruments," requires disclosure of fair value information about financial instruments, whether or not recognized in the statement of financial position, for which it is practicable to estimate the value. In situations where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. SFAS No. 107 excludes certain financial instruments and all nonfinancial instruments from its disclosure requirements. Therefore, the aggregate fair value amounts presented do not represent the underlying value of the Company.

The methods and assumptions utilized by the Company in estimating its fair value disclosures for financial instruments are as follows:

  The carrying amounts reported in the statement of financial position for cash and temporary cash investments approximate their fair values.

  Fair values for public bonds are obtained from an independent pricing service. Fair values for private placement securities and publicly traded bonds not provided by the independent pricing service are estimated by the Company by discounting expected future cash flows using current market rates applicable to the yield, credit quality and maturity of the investments. The fair values for common and preferred stocks, other than its subsidiary investments, which are carried at equity values, are based on quoted market prices.

  The fair value of interest rate swaps and currency rate swaps is estimated using a discounted cash flow method adjusted for the difference between the rate of the existing swap and the current swap market rate. Discounted cash flows in foreign currencies are converted to U.S. dollars using current exchange rates.

  The fair value for mortgage loans is estimated using discounted cash flow analyses using interest rates adjusted to reflect the credit characteristics of the underlying loans. Mortgage loans with similar characteristics and credit risks are aggregated into qualitative categories for purposes of the fair value calculations.

  The carrying amount in the statement of financial position for policy loans approximates their fair value.

  The fair value for outstanding commitments to purchase long-term bonds and issue real estate mortgages is estimated using a discounted cash flow method incorporating adjustments for the difference in the level of interest rates between the dates the commitments were made and December 31, 1996. The fair value for commitments to purchase real estate approximates the amount of the initial commitment.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 1--NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING PRACTICES--CONTINUED

Capital Gains and Losses: Realized capital gains and losses are determined using the specific identification basis. Realized capital gains and losses, net of taxes and amounts transferred to the IMR, are included in net gain or loss. Unrealized gains and losses, which consist of market value and book value adjustments, are shown as adjustments to the unassigned deficit.

Policy Reserves: Life reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash values or the amounts required by the Commonwealth of Massachusetts Division of Insurance. Reserves for variable life insurance policies are maintained principally on the modified preliminary term method using the 1958 and 1980 Commissioner's Standard Ordinary (CSO) mortality tables, with an assumed interest rate of 4% for policies issued prior to May 1, 1983 and 4 1/2% for policies issued on or thereafter. Reserves for single premium policies are determined by the net single premium method using the 1958 CSO mortality table, with an assumed interest rate of 4%. Reserves for universal life policies issued prior to 1985 are equal to the gross account value which at all times exceeds minimum statutory requirements. Reserves for universal life policies issued from 1985 through 1988 are maintained at the greater of the Commissioner's Reserve Valuation Method (CRVM) using the 1958 CSO mortality table, with 4 1/2% interest or the cash surrender value. Reserves for universal life policies issued after 1988 and for flexible variable policies are maintained using the greater of the cash surrender value or the CRVM method with the 1980 CSO mortality table and 5 1/2% interest for policies issued from 1988 through 1992; 5% interest for policies issued in 1993 and 1994; and 4 1/2% interest for policies issued in 1995 and 1996.

Federal Income Taxes: Federal income taxes are reported in the financial statements based on amounts determined to be payable as a result of operations within the current accounting period. The operations of the Company are consolidated with John Hancock in filing a consolidated federal income tax return for the affiliated group. The federal income taxes of the Company are allocated on a separate return basis with certain adjustments. The Company made payments of $33.5 million in 1996 and $32.2 million in 1995.

Income before taxes differs from taxable income principally due to tax-exempt investment income, the limitation placed on the tax deductibility of policyholder dividends, accelerated depreciation, differences in policy reserves for tax return and financial statement purposes, capitalization of policy acquisition expenses for tax purposes and other adjustments prescribed by the Internal Revenue Code.

No provision is generally recognized for temporary differences that may exist between financial reporting and taxable income or loss.

Reinsurance: Premiums, commissions, expense reimbursements, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums ceded to other companies have been reported as a reduction of premium income. Amounts applicable to reinsurance ceded for future policy benefits, unearned premium reserves and claim liabilities have been reported as reductions of these items.

Reclassifications: Certain 1995 amounts have been reclassified to permit comparison with the corresponding 1996 amounts.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 2--CAPITALIZATION

In prior years, the Company received capital contributions from John Hancock, with a portion of the contributed capital being credited to common stock, although no additional shares were issued. This practice, which is acceptable to statutory authorities, has the effect of stating the carrying value of issued shares of common stock at amounts other than $50 per share par value with the offset reflected in paid-in capital.

At December 31, 1994, the Company had 50,000 shares authorized with 20,000 shares issued and outstanding. On February 16, 1995, the Company issued the remaining 30,000 shares to John Hancock and transferred $22.5 million from common stock to paid-in capital. The par value per share is $50.

NOTE 3--ACQUISITION

On June 23, 1993, the Company acquired all of the outstanding shares of stock of Colonial Penn Annuity and Life Insurance Company (CPAL) from Colonial Penn Life Insurance Company for an aggregate purchase price of approximately $42.5 million. At the date of acquisition, assets of CPAL were approximately $648.5 million, consisting principally of cash and temporary cash investments and liabilities were approximately $635.2 million, consisting principally of reserves related to a block of interest sensitive single-premium whole life insurance business assumed by CPAL from Charter National Life Insurance Company (Charter). The purchase price includes contingent payments of up to approximately $7.3 million payable between 1994 and 1998 based on the actual lapse experience of the business in force on June 23, 1993. The Company made contingent payments to CPAL of $1.5 million during each of 1996 and 1995. Unamortized goodwill at December 31, 1996 was $15.2 million and is being amortized over ten years on a straight-line basis.

On June 24, 1993, the Company contributed $24.6 million in additional capital to CPAL. CPAL was renamed John Hancock Life Insurance Company of America (JHLICOA) on July 7, 1993. JHLICOA manages the business assumed from Charter and does not currently issue new business.

NOTE 4--NET INVESTMENT INCOME

Investment income has been reduced by the following amounts:

                                                                    1996   1995
                                                                    ----   ----
                                                                   (In millions)
Investment expenses............................................... $  7.0 $  5.1
Depreciation expense..............................................    0.9    1.0
Investment taxes..................................................    0.5    0.5
                                                                   ------ ------
                                                                   $  8.4 $  6.6
                                                                   ====== ======

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 5--NET CAPITAL GAINS (LOSSES) AND OTHER ADJUSTMENTS

Net realized capital gains (losses) consist of the following items:

                                                                  1996    1995
                                                                  ----    ----
                                                                 (In millions)
Net gains (losses) from asset sales............................. $ (0.2) $  4.0
Capital gains tax...............................................   (1.0)   (2.5)
Net capital gains transferred to IMR............................   (0.3)   (1.0)
                                                                 ------  ------
  Realized Capital Gains (Losses)............................... $ (1.5) $  0.5
                                                                 ======  ======

Net unrealized capital gains (losses) and other adjustments consist of the following items:

                                                                  1996    1995
                                                                  ----    ----
                                                                 (In millions)
Net gains (losses) from changes in security values and book
 value adjustments.............................................. $  3.7  $ (0.2)
Increase in asset valuation reserve.............................   (1.2)   (2.8)
                                                                 ------  ------
  Net Unrealized Capital Gains (Losses) and Other Adjustments... $  2.5  $ (3.0)
                                                                 ======  ======

NOTE 6--TRANSACTIONS WITH PARENT

The Company's Parent provides the Company with personnel, property and facilities in carrying out certain of its corporate functions. The Parent annually determines a fee for these services and facilities based on a number of criteria which were revised in 1996 and 1995 to reflect continuing changes in the Company's operations. The amount of the service fee charged to the Company was $111.7 million and $97.9 million in 1996 and 1995, respectively, which has been included in insurance and investment expenses. The Parent has guaranteed that, if necessary, it will make additional capital contributions to prevent the Company's stockholder's equity from declining below $1.0 million.

The service fee charged to the Company by the Parent includes $1.6 million and $1.8 million in 1996 and 1995, respectively, representing the portion of the provision for retiree benefit plans determined under the accrual method, including a provision for the 1993 transition liability which is being amortized over twenty years, that was allocated to the Company.

Effective January 1, 1994, the Company entered into a modified coinsurance agreement with John Hancock to reinsure 50% of 1996, 1995 and 1994 issues of flexible premium variable life insurance and scheduled premium variable life insurance policies. In connection with this agreement, John Hancock transferred $24.5 million and $32.7 million of cash for tax, commission, and expense allowances to the Company, which increased the Company's net gain from operations by $15.7 million and $20.3 million in 1996 and 1995, respectively.

Effective January 1, 1996, the Company entered into a modified coinsurance agreement with John Hancock to reinsure 50% of 1995 and 1996 issues of retail annuity contracts (Independence Preferred and Declaration). In connection with this agreement, John Hancock transferred $23.2 million of cash for surrender benefits, tax, reserve increase, commission, expense allowances and premium to the Company, which increased the Company's net gain from operations by $15.1 million in 1996.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 7--INVESTMENTS

The statement value and fair value of bonds are shown below:

                                                      Gross      Gross
                                          Statement Unrealized Unrealized  Fair
      Year ended December 31, 1996          Value     Gains      Losses   Value
      ----------------------------        --------- ---------- ---------- -----
                                                      (In millions)
U.S. Treasury securities and obligations
 of U.S. government corporations and
 agencies...............................   $ 44.4     $ 0.2       $0.2    $ 44.4
Obligations of states and political sub-
 divisions..............................     12.6       0.4        0.0      13.0
Debt securities issued by foreign gov-
 ernments...............................      0.8       0.1        0.0       0.9
Corporate securities....................    623.2      29.8        3.4     649.6
Mortgage-backed securities..............     72.5      10.2        0.1      82.6
                                           ------     -----       ----    ------
  Total bonds...........................   $753.5     $40.7       $3.7    $790.5
                                           ======     =====       ====    ======
                                                      Gross      Gross
                                          Statement Unrealized Unrealized  Fair
      Year ended December 31, 1995          Value     Gains      Losses   Value
      ----------------------------        --------- ---------- ---------- -----
                                                      (In millions)
U.S. Treasury securities and obligations
 of U.S. government corporations and
 agencies...............................   $ 89.0     $ 0.5       $0.0    $ 89.5
Obligations of states and political sub-
 divisions..............................     11.4       1.1        0.0      12.5
Debt securities issued by foreign gov-
 ernments...............................      1.3       0.2        0.0       1.5
Corporate securities....................    445.6      44.1        1.6     488.1
Mortgage-backed securities..............      5.5       0.3        0.1       5.7
                                           ------     -----       ----    ------
Total bonds.............................   $552.8     $46.2       $1.7    $597.3
                                           ======     =====       ====    ======

The statement value and fair value of bonds at December 31, 1996, by contractual maturity, are shown below. Maturities will differ from contractual maturities because eligible borrowers may exercise their right to call or prepay obligations with or without call or prepayment penalties.

                                                               Statement  Fair
                                                                 Value   Value
                                                               --------- -----
                                                                (In millions)
Due in one year or less.......................................  $ 51.6   $ 52.9
Due after one year through five years.........................   260.8    267.7
Due after five years through ten years........................   244.3    253.7
Due after ten years...........................................   124.3    133.6
                                                                ------   ------
                                                                 681.0    707.9
Mortgage-backed securities....................................    72.5     82.6
                                                                ------   ------
                                                                $753.5   $790.5
                                                                ======   ======

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 7--INVESTMENTS--CONTINUED

Proceeds from sales of bonds during 1996 and 1995 were $228.3 million and $18.9 million, respectively. Gross gains of $1.3 million in 1996 and $0.2 million in 1995 and gross losses of $2.1 million in 1996 and $0.1 million in 1995 were realized on these transactions.

The cost of common stocks was $0.0 million and $0.1 million at December 31, 1996 and 1995, respectively. Gross unrealized appreciation on common stocks totaled $1.4 million, and gross unrealized depreciation totaled $0.0 million at December 31, 1996. The fair value of preferred stock totaled $9.6 million at December 31, 1996 and $5.2 million at December 31, 1995.

Bonds with amortized cost of $11.3 million were nonincome producing for the twelve months ended December 31, 1996.

At December 31, 1996, the mortgage loan portfolio was diversified by geographic region and specific collateral property type as displayed below. The Company controls credit risk through credit approvals, limits and monitoring procedures.

                           Statement
     Property Type           Value
     -------------         ---------
                         (In millions)
Apartments..............    $ 96.0
Industrial..............      35.0
Office buildings........      11.3
Retail..................      29.0
Agricultural............      28.9
Other...................      11.9
                            ------
                            $212.1
                            ======

       Geographic          Statement
     Concentration           Value
     -------------         ---------
                         (In millions)
East North Central......    $ 31.1
Middle Atlantic.........      11.5
Mountain................       7.6
New England.............      27.6
Pacific.................      49.9
South Atlantic..........      58.8
West South Central......      25.6
                            ------
                            $212.1
                            ======

At December 31, 1996, the fair values of the commercial and agricultural mortgage loans portfolios were $189.0 million and $30.4 million, respectively. The corresponding amounts as of December 31, 1995 were approximately $132.1 million and $22.2 million, respectively.

The maximum and minimum lending rates for mortgage loans during 1996 were 8.69% and 7.04% for agricultural loans and 8.5% and 7.2% for other properties. Generally, the maximum percentage of any loan to the value of security at the time of the loan, exclusive of insured or guaranteed or purchase money mortgages, is 75%. For city mortgages, fire insurance is carried on all commercial and residential properties at least equal to the excess of the loan over the maximum loan which would be permitted by law on the land without the building, except as permitted by regulations of the Federal Housing Commission on loans fully insured under the provisions of the National Housing Act. For agricultural mortgage loans, fire insurance is not normally required on land based loans except in those instances where a building is critical to the farming operation. Fire insurance is required on all agri-business facilities in an aggregate amount equal to the loan balance.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 8--REINSURANCE

The Company cedes business to reinsurers to share risks under variable life, universal life and flexible variable life insurance policies for the purpose of reducing exposure to large losses. Premiums, benefits and reserves ceded to reinsurers in 1996 were $384.3 million, $9.9 million, and $12.1 million, respectively. The corresponding amounts in 1995 were $72.4 million, $8.7 million, and $12.1 million, respectively.

To the extent that an assuming reinsurance company is unable to meet its obligations under a reinsurance agreement, the Company remains liable as the direct insurer on all risks reinsured.

NOTE 9--FINANCIAL INSTRUMENTS WITH OFF-BALANCE-SHEET RISK

The Company enters into interest rate swap contracts for the purpose of converting the interest rate characteristics (fixed or variable) of certain investments to match those of related insurance liabilities. Maturities of current agreements range through 2011. These swaps involve, to varying degrees, interest rate risk in excess of amounts recognized in the statement of financial position.

The Company enters into currency rate swap agreements to manage exposure to foreign exchange rate fluctuations. Maturities of current agreements range through 2006. Should the counterparty fail to meet the terms of the contract, the Company's market risk is limited to the currency rate differential.

The Company enters into interest rate cap contracts to manage exposure on underlying security values due to a rise in interest rates. Maturities of current agreements range through 2006.

The Company also uses financial futures contracts to hedge public bonds intended for future sale in order to lock in the market value at the date of contract. The Company is subject to the risks associated with changes in the value of the underlying securities; however, such changes in value generally are offset by changes in the value of the hedged items. The contract or notional amounts of the contracts represent the extent of the Company's involvement but not in the future cash requirements, as the Company intends to close the open positions prior to settlement.

The contract or notional amount of the foregoing financial instruments, which indicates the Company's involvement and in certain instances, maximum credit risk related to those instruments, is as follows:

                                                                   December 31
                                                                  -------------
                                                                   1996   1995
                                                                   ----   ----
                                                                  (In millions)
Futures contracts to sell securities............................  $  73.0 $ 0.0
                                                                  ======= =====
Notional amount of interest rate swaps, currency rate swaps, and interest rate caps to:
  Receive variable rates........................................  $ 215.9 $ 0.0
                                                                  ======= =====
  Receive fixed rates...........................................  $  26.6 $ 5.0
                                                                  ======= =====

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 9--FINANCIAL INSTRUMENTS WITH OFF-BALANCE-SHEET RISK--CONTINUED

The Company continually monitors its positions and the credit ratings of the counterparties to these financial instruments. The Company believes the risk of incurring losses due to the nonperformance by its counterparties is remote and that any such losses would be immaterial.

Based on the market rates in effect at December 31, 1996, the Company's interest rate swaps, currency rate swaps and interest rate caps represented (assets) liabilities to the Company with fair values of $2.3 million, $(8.2) million and $(2.0) million, respectively. The corresponding amounts as of December 31, 1995 were $0.0 million.

NOTE 10--POLICYHOLDERS' RESERVES AND BENEFICIARIES' FUND

The Company's annuity reserves and deposit fund liabilities that are subject to discretionary withdrawal and subject to discretionary withdrawal (without adjustment) are summarized as follows:

                                                      December 31, 1996 Percent
                                                      ----------------- -------
                                                        (In millions)
Subject to discretionary withdrawal at book value
 less surrender charge...............................      $441.9         89.3%
Subject to discretionary withdrawal at book value
 (without adjustment)................................        53.0         10.7
                                                           ------        -----
Total annuity reserves and deposit liabilities.......      $494.9        100.0%
                                                           ======        =====

NOTE 11--COMMITMENTS AND CONTINGENCIES

The Company has extended commitments to purchase long-term bonds and real estate and issue real estate mortgages totalling $42.1 million, $0.1 million, and $33.5 million, respectively, at December 31, 1996. The Company monitors the creditworthiness of borrowers under long-term bond commitments and requires collateral as deemed necessary. If funded, loans related to real estate mortgages would be fully collateralized by the related properties. The fair value of the commitments described above is $76.2 million at December 31, 1996. The majority of these commitments expire in 1997.

In the normal course of its business operations, the Company is involved in litigation from time to time with claimants, beneficiaries and others, and a number of litigation matters were pending as of December 31, 1996. It is the opinion of management, after consultation with counsel, that the ultimate liability with respect to these claims, if any, will not materially affect the financial position of the Company.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 12--FAIR VALUE OF FINANCIAL INSTRUMENTS

The following table presents the carrying amounts and fair values of the Company's financial instruments:

                                                   Year ended December 31
                                               --------------------------------
                                                    1996             1995
                                               ---------------  ---------------
                                               Carrying  Fair   Carrying  Fair
                                                Amount  Value    Amount  Value
                                               -------- ------  -------- ------
                                                        (In millions)
Assets
  Bonds--Note 7...............................  $753.5  $790.5   $552.8  $597.3
  Preferred stocks--Note 7....................     9.6     9.6      5.0     5.2
  Common stocks--Note 7.......................     1.4     1.4      1.7     1.7
  Mortgage loans on real estate--Note 7.......   212.1   219.4    146.7   154.3
  Policy loans--Note 1........................    80.8    80.8     61.8    61.8
  Cash and cash equivalents--Note 1...........    31.9    31.9     76.6    76.6
Derivatives liabilities relating to:--Note 9
  Interest rate swaps.........................     --      2.3      --      0.0
  Currency rate swaps.........................     --     (8.2)     --      0.0
  Interest rate caps..........................     --     (2.0)     --      0.0
Liabilities
  Commitments--Note 11........................     --     76.2      --     23.8

The carrying amounts in the table are included in the statutory-basis statements of financial position. The method and assumptions utilized by the Company in estimating its fair value disclosures are described in Note 1.

                       APPENDIX--OTHER POLICY PROVISIONS

SETTLEMENT PROVISIONS

  In place of a single payment, an amount of $1,000 or more payable under the Policy as a benefit or as the Surrender Value, if any, may be left with JHVLICO under the terms of a supplementary agreement. The agreement will be issued when the proceeds are applied through the election of any one of the options below.

  The following options are subject to the restrictions and limitations stated in the Policy.

    Option 1--Interest Income at the declared rate but not less than 3 1/2% a year on proceeds held on deposit.

    Option 2A--Income of a Specified Amount, with payments each year totaling at least 1/12th of the proceeds, until the proceeds, with interest credited at the declared rate but not less than 3 1/2% a year on unpaid balances, are fully paid.

    Option 2B--Income for a Fixed Period, with each payment as declared.

    Option 3--Life Income with Payments for a Guaranteed Period.

    Option 4--Life Income without Refund at the death of the Payee of any part of the proceeds applied. Only one payment is made if the Payee dies before the second payment is due.

    Option 5--Life Income with Cash Refund at the death of the Payee of the amount, if any, equal to the proceeds applied less the sum of all income payments made.

  No election of an option may provide for income payments of less than $50.

  Other options may be arranged with JHVLICO's approval including optional methods of settlement available from John Hancock.

ADDITIONAL INSURANCE BENEFITS

  On payment of an additional premium and subject to certain age and insurance underwriting requirements, certain additional provisions, such as an Accidental Death Benefit, which are subject to the restrictions and limitations set forth therein, may be included in a Policy.

GENERAL PROVISIONS

  BENEFICIARY. The Beneficiary will be as shown in the application for the Policy, unless thereafter changed by the Owner in accordance with the terms of the Policy. If the insured dies and there is no surviving Beneficiary, the Owner will be the Beneficiary, but if the insured was the Owner, the Owner's estate will be the Beneficiary.

  ASSIGNMENT. The Owner's interest in the Policy may be assigned without the consent of any revocable Beneficiary. JHVLICO will not be on notice of any assignment unless it is in writing and until a duplicate of the original assignment has been filed at JHVLICO's Servicing Office. JHVLICO assumes no responsibility for the validity or sufficiency of any assignment.

  MISSTATEMENT OF AGE OR SEX. If the age or sex of the insured has been misstated, JHVLICO will adjust the benefits payable to those which would have been purchased at the correct age or sex by the most recent insurance charge deducted from Account Value.

  SUICIDE. If the insured commits suicide, while sane or insane, within 2 years (except where state law requires a shorter period) from the issue date shown in the Policy, the Policy will terminate and JHVLICO will pay in place of all other benefits an amount equal to the premium paid less any Indebtedness on the date of death and less any withdrawals. If the suicide is more than 2 years from the issue date but within 2 years of any increase in death benefit due to payment of any premium in excess of the Required Premium, the benefits payable will not include the increased benefit but will include the excess premium.

  AVIATION ACTIVITY EXCLUSION. If the insured dies in an aviation accident while a crew member on other than a commercial aircraft and the Policy provides at the request of the Owner for a limited benefit in such situation, JHVLICO will pay in place of all other benefits an amount equal to the greater of the premium paid or the Surrender Value, less any Indebtedness.

  INCONTESTABILITY. The Policy, except for any provision for a disability benefit or additional benefits provisions added after issue, shall be incontestable other than for nonpayment of premiums after it has been in force during the lifetime of the insured for 2 years from its issue date. If, however, evidence of insurability is required with respect to any premium in excess of the Required Premium, any increase in death benefit due to payment of excess premium shall be incontestable after the increase has been in force during the lifetime of the insured for 2 years from the increase date.

  DEFERRAL OF DETERMINATION AND PAYMENTS. If the Policy is not on a fixed non-forfeiture option, payment of any death, surrender, withdrawal or loan proceeds will ordinarily be made within seven days after receipt at JHVLICO's Servicing Office of all documents required for any such payment. Approximately two-thirds of the claims for death proceeds which are made within two years after the date of issue of the Policy will be investigated to determine whether the claim should be contested and payment of these claims will therefore be delayed.

  JHVLICO may defer any transaction requiring a determination of Account Value for any period during which: (1) the disposal or valuation of the Account's assets is not reasonably practicable because the New York Stock Exchange is closed or conditions are such that, under the Commission's rules and regulations, trading is restricted or an emergency is deemed to exist or (2) the Commission by order permits postponement of such actions for the protection of JHVLICO Owners.

  Under a Policy being continued under a fixed non-forfeiture option, payment of the cash value or loan proceeds may be deferred by JHVLICO for up to six months after receipt of a request therefor. Interest will be accrued at an annual rate of 3 1/2% if such a deferment extends beyond 29 days.

  The foregoing description of Policy provisions is qualified by reference to the specimen Policy which has been filed as an exhibit to the Registration Statement.

                   APPENDIX--ILLUSTRATION OF DEATH BENEFITS,
                   SURRENDER VALUES AND ACCUMULATED PREMIUMS

  The following tables illustrate the changes in death benefit and surrender value of the Policy, disregarding any Policy loans. Each table separately illustrates the operation of a Policy for an identified issue age, premium schedule and Sum Insured at Issue and shows how the death benefit and surrender value (reflecting the deduction of the surrender charge, if any) may vary over an extended period of time assuming hypothetical rates of investment return (i.e., investment income and capital gains and losses, realized or unrealized) equivalent to constant gross annual rates of 0%, 6% and 12%. The tables are based on given annual premiums paid at the beginning of each Policy year and will assist in a comparison of the death benefit and surrender value figures set forth in the tables with those under other variable life insurance policies which may be issued by JHVLICO or other companies. The death benefit and surrender value for a Policy would be different from those shown if premiums are paid in different amounts or at different times or if the actual gross rates of investment return average 0%, 6% or 12% over a period of years, but nevertheless fluctuated above or below the average for individual Policy years.

  The amounts shown for the death benefit and surrender value are as of the end of each Policy year. The tables headed "Using Current Charges" assume that current monthly rates for insurance and current charges for expenses will be made in each year illustrated. The tables headed "Using Maximum Charges" assume that the maximum (guaranteed) charge will be made for insurance and for expense charges in each year illustrated. The amounts shown in all tables reflect an average asset charge for the daily investment advisory expense charges to the Portfolios of the Fund (equivalent to an effective annual rate of .58%) and an assumed average asset charge for the annual nonadvisory operating expenses of each Portfolio of the Fund (equivalent to an effective annual rate of .18%). For a description of expenses charged to the Portfolios, including the reimbursement of any Portfolio for annual non-advisory operating expenses in excess of an effective annual rate of .25%, a continuing obligation of the Fund's investment adviser, see the attached Prospectus for the Fund. The charges for the daily investment management fee and the annual non-advisory operating expenses are based on the hypothetical assumption that Policy values are allocated equally among the nine variable Subaccounts. The actual charges and expenses associated with any Policy will vary depending upon the actual allocation of Policy values among Subaccounts. During the first 14 Policy years, the surrender values for the base Policy are the Account Values less the Contingent Deferred Sales Charge (and, during the first four years, less any unpaid Issue Charge). Thereafter the Account Value will be equal to the surrender value.

  The tables reflect that no charge is currently made to the Accounts for Federal income taxes. However, JHVLICO reserves the right to make such a charge in the future and any charge would require higher rates of investment return in order to produce the same Policy values.

  The second column of each table shows the amount to which the total premiums paid to the end of a Policy year during the premium paying period would accumulate if an amount equal to those premiums were invested to earn interest, after taxes, at 5% compounded annually.

  The amounts shown for the death benefit and surrender value reflect Excess Value, if any, applied under the Accumulate Option.

  JHVLICO will furnish upon request a comparable illustration reflecting the proposed insured's age, sex, underwriting risk classification and the Sum Insured at Issue or premium amount requested, and assuming annual premiums and that the proposed insured is not in a substandard underwriting risk classification.

PLAN: SCHEDULED PREMIUM VARIABLE WHOLE LIFE
      MALE, ISSUE AGE 25, STANDARD NON-SMOKER UNDERWRITING RISK
      SUM INSURED AT ISSUE (GUARANTEED DEATH BENEFIT) $100,000
      PREMIUM SCHEDULE--LEVEL
      $1,113 BASIC PREMIUM (1)
      USING CURRENT CHARGES

                                   Death Benefit                 Surrender Value
                           ------------------------------ --------------------------------
               Premiums     Assuming Hypothetical Gross    Assuming Hypothetical Gross
   End of    Accumulated    Annual Investment Return of:   Annual Investment Return of:
   Policy   At 5% Interest ------------------------------ --------------------------------
    Year     Per Year (2)  0% Gross  6% Gross  12% Gross  0% Gross  6% Gross   12% Gross
   ------   -------------- --------  --------  ---------  --------  --------   ---------
      1          1,169      100,000   100,000     100,000       369       420          471
      2          2,396      100,000   100,000     100,000     1,022     1,166        1,318
      3          3,684      100,000   100,000     100,000     1,669     1,952        2,261
      4          5,037      100,000   100,000     100,000     2,308     2,778        3,310
      5          6,458      100,000   100,000     100,000     2,939     3,646        4,477
      6          7,949      100,000   100,000     100,000     3,558     4,557        5,778
      7          9,515      100,000   100,000     100,000     4,164     5,512        7,225
      8         11,160      100,000   100,000     100,000     4,793     6,548        8,868
      9         12,886      100,000   100,000     100,000     5,406     7,629       10,686
     10         14,699      100,000   100,000     100,000     6,074     8,828       12,769
     11         16,603      100,000   100,000     100,000     6,844    10,193       15,185
     12         18,602      100,000   100,000     100,000     7,667    11,679       17,908
     13         20,700      100,000   100,000     100,000     8,470    13,214       20,891
     14         22,904      100,000   100,000     100,000     9,250    14,798       24,159
     15         25,218      100,000   100,000     100,000    10,006    16,432       27,742
     16         27,647      100,000   100,000     102,772    10,545    17,926       31,478
     17         30,198      100,000   100,000     112,478    11,056    19,472       35,568
     18         32,877      100,000   100,000     122,678    11,537    21,071       40,044
     19         35,689      100,000   100,000     133,419    11,987    22,724       44,939
     20         38,643      100,000   100,000     144,732    12,404    24,435       50,291
     25         55,776      100,000   100,000     211,340    13,958    33,930       85,466
     30         77,644      100,000   100,000     299,255    14,336    45,218      139,761
     35        105,553      100,000   109,212     416,337    12,813    58,277      222,165
     40        141,173      100,000   120,729     573,147     8,285    72,798      345,602
     45        186,634      100,000   131,420     782,935         0    88,320      526,166
     50        244,655      100,000   141,313   1,064,076         0   104,321      785,528
     55        318,706      100,000   150,976   1,442,017         0   120,204    1,148,103

--------

(1) If premiums are paid more frequently than annually the payments would be $556.50 semiannually, $278.25 quarterly, or $92.75 on a special monthly basis. The death benefits and surrender values shown would be affected by the more frequent premium payments.
(2) The premiums accumulated at 5% interest in Column 2 are those payable if the gross investment return is 6%.
  IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN: SCHEDULED PREMIUM VARIABLE WHOLE LIFE
      MALE, ISSUE AGE 25, STANDARD NON-SMOKER UNDERWRITING RISK
      SUM INSURED AT ISSUE (GUARANTEED DEATH BENEFIT) $100,000
      PREMIUM SCHEDULE AT ISSUE--MODIFIED
      $708 INITIAL BASIC PREMIUM AT ISSUE (1)
      USING CURRENT CHARGES

                                   Death Benefit                   Surrender Value
                           -------------------------------- --------------------------------
               Premiums     Assuming Hypothetical Gross      Assuming Hypothetical Gross
   End of    Accumulated    Annual Investment Return of:     Annual Investment Return of:
   Policy   At 5% Interest -------------------------------- --------------------------------
    Year     Per Year (2)  0% Gross   6% Gross   12% Gross  0% Gross   6% Gross   12% Gross
   ------   -------------- --------   --------   ---------  --------   --------   ---------
      1            743       100,000    100,000     100,000          0         25          54
      2          1,524       100,000    100,000     100,000        282        359         439
      3          2,344       100,000    100,000     100,000        565        712         872
      4          3,204       100,000    100,000     100,000        846      1,085       1,356
      5          4,108       100,000    100,000     100,000      1,121      1,477       1,899
      6          5,057       100,000    100,000     100,000      1,390      1,891       2,507
      7          6,053       100,000    100,000     100,000      1,649      2,325       3,188
      8          7,099       100,000    100,000     100,000      1,935      2,815       3,983
      9          8,197       100,000    100,000     100,000      2,209      3,324       4,862
     10          9,350       100,000    100,000     100,000      2,542      3,923       5,905
     11         10,561       100,000    100,000     100,000      2,979      4,659       7,168
     12         11,833       100,000    100,000     100,000      3,474      5,485       8,614
     13         13,168       100,000    100,000     100,000      3,951      6,327      10,181
     14         14,570       100,000    100,000     100,000      4,409      7,184      11,880
     15         16,042       100,000    100,000     100,000      4,844      8,054      13,722
     16         17,587       100,000    100,000     100,000      5,065      8,746      15,531
     17         19,210       100,000    100,000     100,000      5,259      9,446      17,512
     18         20,914       100,000    100,000     100,000      5,426     10,156      19,685
     19         22,703       100,000    100,000     100,000      5,562     10,873      22,069
     20         24,581       100,000    100,000     100,000      5,667     11,597      24,687
     25         35,480       100,000    100,000     104,557      5,657     15,263      42,283
     30         49,391       100,000    100,000     149,527      4,413     18,731      69,833
     35         67,144       100,000    100,000     209,251      1,068     21,221     111,660
     40         89,803       100,000    100,000     289,109          0     21,487     174,330
     45        118,721       100,000    100,000     395,842          0     16,375     266,023
     50        181,296       100,000    100,000     535,562     12,766     25,377     395,365
     55        280,481       100,000    100,000     721,360     27,299     50,360     574,331

--------

(1) If premiums are paid more frequently than annually the payments would be $354.00 semiannually, $177.00 quarterly, or $59.00 on a special monthly basis. The death benefits and surrender values shown would be affected by the more frequent premium payments. The basic premium (annual) after a recalculation at age 72 will be as follows: $9,973 for a hypothetical gross investment return of 0%, $8,541 for a gross return of 6%, and $0 for a gross return of 12%.
(2) The premiums accumulated at 5% interest in Column 2 are those payable if the gross investment return is 6%.

  IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN: SCHEDULED PREMIUM VARIABLE WHOLE LIFE
      MALE, ISSUE AGE 40, PREFERRED UNDERWRITING RISK
      SUM INSURED AT ISSUE (GUARANTEED DEATH BENEFIT) $100,000
      PREMIUM SCHEDULE--LEVEL
      $1,954 BASIC PREMIUM (1)
      USING CURRENT CHARGES

                                   Death Benefit                   Surrender Value
                           -------------------------------- -------------------------------
               Premiums     Assuming Hypothetical Gross      Assuming Hypothetical Gross
   End of    Accumulated    Annual Investment Return of:     Annual Investment Return of:
   Policy   At 5% Interest -------------------------------- -------------------------------
    Year     Per Year (2)  0% Gross   6% Gross   12% Gross  0% Gross  6% Gross   12% Gross
   ------   -------------- --------   --------   ---------  --------  --------   ---------
      1          2,052       100,000    100,000     100,000     1,063     1,160       1,258
      2          4,206       100,000    100,000     100,000     2,383     2,669       2,967
      3          6,468       100,000    100,000     100,000     3,673     4,242       4,859
      4          8,843       100,000    100,000     100,000     4,934     5,882       6,952
      5         11,337       100,000    100,000     100,000     6,166     7,596       9,275
      6         13,955       100,000    100,000     100,000     7,357     9,376      11,842
      7         16,705       100,000    100,000     100,000     8,520    11,239      14,693
      8         19,592       100,000    100,000     100,000     9,709    13,242      17,914
      9         22,623       100,000    100,000     100,000    10,860    15,326      21,474
     10         25,806       100,000    100,000     100,000    12,094    17,614      25,533
     11         29,148       100,000    100,000     100,000    13,502    20,204      30,224
     12         32,657       100,000    100,000     100,000    15,006    23,020      35,515
     13         36,342       100,000    100,000     100,000    16,467    25,930      41,322
     14         40,211       100,000    100,000     105,769    17,883    28,937      47,683
     15         44,273       100,000    100,000     116,938    19,247    32,042      54,613
     16         48,538       100,000    100,000     128,764    20,207    34,898      61,813
     17         53,017       100,000    100,000     141,287    21,106    37,860      69,686
     18         57,719       100,000    100,000     154,564    21,946    40,936      78,292
     19         62,657       100,000    100,000     168,630    22,718    44,128      87,691
     20         67,841       100,000    100,000     183,573    23,424    47,449      97,958
     25         97,922       100,000    109,590     273,975    25,807    66,082     165,204
     30        136,313       100,000    129,842     397,633    24,977    87,260     267,226
     35        185,310       100,000    150,320     570,631    19,587   110,970     421,254
     40        247,845       100,000    172,796     818,697     5,250   137,576     651,829

--------
(1) If premiums are paid more frequently than annually the payments would be $977.00 semiannually, $488.50 quarterly, or $162.84 on a special monthly basis. The death benefits and surrender values shown would be affected by the more frequent premium payments.
(2) The premiums accumulated at 5% interest in Column 2 are those payable if the gross investment return is 6%.

  IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN: SCHEDULED PREMIUM VARIABLE WHOLE LIFE
      MALE, ISSUE AGE 40, PREFERRED UNDERWRITING RISK
      SUM INSURED AT ISSUE (GUARANTEED DEATH BENEFIT) $100,000
      PREMIUM SCHEDULE AT ISSUE--MODIFIED
      $1,305 INITIAL BASIC PREMIUM AT ISSUE (1)
      USING CURRENT CHARGES

                                   Death Benefit                   Surrender Value
                           -------------------------------- --------------------------------
               Premiums     Assuming Hypothetical Gross      Assuming Hypothetical Gross
   End of    Accumulated    Annual Investment Return of:     Annual Investment Return of:
   Policy   At 5% Interest -------------------------------- --------------------------------
    Year     Per Year (2)  0% Gross   6% Gross   12% Gross  0% Gross   6% Gross   12% Gross
   ------   -------------- --------   --------   ---------  --------   --------   ---------
      1          1,370       100,000    100,000     100,000        467        528         590
      2          2,809       100,000    100,000     100,000      1,197      1,374       1,560
      3          4,320       100,000    100,000     100,000      1,904      2,254       2,633
      4          5,906       100,000    100,000     100,000      2,589      3,166       3,820
      5          7,571       100,000    100,000     100,000      3,251      4,118       5,138
      6          9,320       100,000    100,000     100,000      3,877      5,098       6,592
      7         11,157       100,000    100,000     100,000      4,481      6,121       8,209
      8         13,085       100,000    100,000     100,000      5,116      7,242      10,061
      9         15,109       100,000    100,000     100,000      5,717      8,399      12,101
     10         17,235       100,000    100,000     100,000      6,405      9,712      14,471
     11         19,467       100,000    100,000     100,000      7,269     11,275      17,285
     12         21,810       100,000    100,000     100,000      8,233     13,010      20,489
     13         24,271       100,000    100,000     100,000      9,155     14,779      23,972
     14         26,855       100,000    100,000     100,000     10,035     16,585      27,767
     15         29,568       100,000    100,000     100,000     10,862     18,418      31,903
     16         32,417       100,000    100,000     100,000     11,284     19,929      36,067
     17         35,408       100,000    100,000     100,000     11,644     21,464      40,653
     18         38,548       100,000    100,000     100,000     11,940     23,026      45,713
     19         41,846       100,000    100,000     100,000     12,163     24,607      51,301
     20         45,309       100,000    100,000     107,633     12,313     26,211      57,435
     25         65,398       100,000    100,000     161,887     11,758     34,542      97,616
     30         91,038       100,000    100,000     235,987      7,294     42,599     158,593
     35        132,732       100,000    100,000     333,535     20,702     59,033     246,224
     40        192,698       100,000    108,978     469,636     46,055     86,766     373,914

--------
(1) If premiums are paid more frequently than annually the payments would be $652.50 semiannually, $326.25 quarterly, or $108.75 on a special monthly basis. The death benefits and surrender values shown would be affected by the more frequent premium payments. The basic premium (annual) after a recalculation at age 72 will be as follows: $9,461 for a hypothetical gross investment return of 0%, $4,068 for a gross return of 6%, and $0 for a gross return of 12%.
(2) The premiums accumulated at 5% interest in Column 2 are those payable if the gross investment return is 6%.

  IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN: SCHEDULED PREMIUM VARIABLE WHOLE LIFE
      MALE, ISSUE AGE 25, STANDARD NON-SMOKER UNDERWRITING RISK
      SUM INSURED AT ISSUE (GUARANTEED DEATH BENEFIT) $100,000
      PREMIUM SCHEDULE--LEVEL
      $1,113 BASIC PREMIUM (1)
      USING MAXIMUM CHARGES

                                   Death Benefit                 Surrender Value
                           ------------------------------ --------------------------------
               Premiums     Assuming Hypothetical Gross    Assuming Hypothetical Gross
   End of    Accumulated    Annual Investment Return of:   Annual Investment Return of:
   Policy   At 5% Interest ------------------------------ --------------------------------
    Year     Per Year (2)  0% Gross  6% Gross  12% Gross  0% Gross  6% Gross   12% Gross
   ------   -------------- --------  --------  ---------  --------  --------   ---------
      1          1,169      100,000   100,000     100,000       345       395          445
      2          2,396      100,000   100,000     100,000       974     1,116        1,264
      3          3,684      100,000   100,000     100,000     1,598     1,875        2,177
      4          5,037      100,000   100,000     100,000     2,215     2,673        3,191
      5          6,458      100,000   100,000     100,000     2,822     3,511        4,321
      6          7,949      100,000   100,000     100,000     3,419     4,391        5,579
      7          9,515      100,000   100,000     100,000     4,003     5,313        6,979
      8         11,160      100,000   100,000     100,000     4,610     6,315        8,570
      9         12,886      100,000   100,000     100,000     5,201     7,360       10,332
     10         14,699      100,000   100,000     100,000     5,848     8,522       12,351
     11         16,603      100,000   100,000     100,000     6,596     9,848       14,697
     12         18,602      100,000   100,000     100,000     7,397    11,291       17,342
     13         20,700      100,000   100,000     100,000     8,176    12,780       20,235
     14         22,904      100,000   100,000     100,000     8,933    14,315       23,404
     15         25,218      100,000   100,000     100,000     9,665    15,898       26,878
     16         27,647      100,000   100,000     100,000    10,178    17,337       30,495
     17         30,198      100,000   100,000     108,974    10,663    18,824       34,460
     18         32,877      100,000   100,000     118,864    11,119    20,361       38,799
     19         35,689      100,000   100,000     129,273    11,543    21,949       43,542
     20         38,643      100,000   100,000     140,238    11,936    23,592       48,729
     25         55,776      100,000   100,000     204,732    13,352    32,675       82,794
     30         77,644      100,000   100,000     289,722    13,568    43,398      135,308
     35        105,553      100,000   104,755     402,714    11,835    55,899      214,895
     40        141,173      100,000   115,783     553,718     6,993    69,816      333,887
     45        186,634      100,000   126,106     756,151         0    84,749      508,166
     50        244,655      100,000   135,504   1,027,518         0   100,032      758,540
     55        318,706      100,000   144,871   1,392,550         0   115,343    1,108,718

--------
(1) If premiums are paid more frequently than annually the payments would be $556.50 semiannually, $278.25 quarterly, or $92.75 on a special monthly basis. The death benefits and surrender values shown would be affected by the more frequent premium payments.
(2) The premiums accumulated at 5% interest in Column 2 are those payable if the gross investment return is 6%.

  IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN: SCHEDULED PREMIUM VARIABLE WHOLE LIFE
      MALE, ISSUE AGE 25, STANDARD NON-SMOKER UNDERWRITING RISK
      SUM INSURED AT ISSUE (GUARANTEED DEATH BENEFIT) $100,000
      PREMIUM SCHEDULE AT ISSUE--MODIFIED
      $708 INITIAL BASIC PREMIUM AT ISSUE (1)
      USING MAXIMUM CHARGES

                                   Death Benefit                   Surrender Value
                           -------------------------------- --------------------------------
               Premiums     Assuming Hypothetical Gross      Assuming Hypothetical Gross
   End of    Accumulated    Annual Investment Return of:     Annual Investment Return of:
   Policy   At 5% Interest -------------------------------- --------------------------------
    Year     Per Year (2)  0% Gross   6% Gross   12% Gross  0% Gross   6% Gross   12% Gross
   ------   -------------- --------   --------   ---------  --------   --------   ---------
      1            743       100,000    100,000     100,000          0          1          28
      2          1,524       100,000    100,000     100,000        234        308         386
      3          2,344       100,000    100,000     100,000        494        634         788
      4          3,204       100,000    100,000     100,000        752        979       1,238
      5          4,108       100,000    100,000     100,000      1,005      1,342       1,742
      6          5,057       100,000    100,000     100,000      1,251      1,725       2,308
      7          6,053       100,000    100,000     100,000      1,488      2,126       2,942
      8          7,099       100,000    100,000     100,000      1,752      2,582       3,685
      9          8,197       100,000    100,000     100,000      2,004      3,055       4,507
     10          9,350       100,000    100,000     100,000      2,315      3,617       5,487
     11         10,561       100,000    100,000     100,000      2,732      4,314       6,680
     12         11,833       100,000    100,000     100,000      3,204      5,097       8,048
     13         13,168       100,000    100,000     100,000      3,657      5,893       9,525
     14         14,570       100,000    100,000     100,000      4,091      6,701      11,124
     15         16,042       100,000    100,000     100,000      4,502      7,520      12,856
     16         17,587       100,000    100,000     100,000      4,697      8,155      14,541
     17         19,210       100,000    100,000     100,000      4,866      8,796      16,384
     18         20,914       100,000    100,000     100,000      5,006      9,443      18,404
     19         22,703       100,000    100,000     100,000      5,117     10,094      20,617
     20         24,581       100,000    100,000     100,000      5,196     10,749      23,045
     25         35,480       100,000    100,000     100,000      5,045     13,993      39,330
     30         49,391       100,000    100,000     139,193      3,632     16,874      65,007
     35         67,144       100,000    100,000     194,778         65     18,509     103,937
     40         89,803       100,000    100,000     268,923          0     17,443     162,158
     45        118,721       100,000    100,000     368,205          0     10,250     247,450
     50        184,464       100,000    100,000     497,854     12,689     18,695     367,528
     55        290,076       100,000    100,000     670,342     27,047     44,369     533,712

--------
(1) If premiums are paid more frequently than annually the payments would be $354.00 semiannually, $177.00 quarterly, or $59.00 on a special monthly basis. The death benefits and surrender values shown would be affected by the more frequent premium payments. The basic premium (annual) after a recalculation at age 72 will be as follows: $9,973 for a hypothetical gross investment return of 0%, $9,490 for a gross return of 6%, and $0 for a gross return of 12%.
(2) The premiums accumulated at 5% interest in Column 2 are those payable if the gross investment return is 6%.
  IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN: SCHEDULED PREMIUM VARIABLE WHOLE LIFE
      MALE, ISSUE AGE 40, PREFERRED UNDERWRITING RISK
      SUM INSURED AT ISSUE (GUARANTEED DEATH BENEFIT) $100,000
      PREMIUM SCHEDULE--LEVEL
      $1,954 BASIC PREMIUM (1)
      USING MAXIMUM CHARGES

                                   Death Benefit                   Surrender Value
                           -------------------------------- -------------------------------
               Premiums     Assuming Hypothetical Gross      Assuming Hypothetical Gross
   End of    Accumulated    Annual Investment Return of:     Annual Investment Return of:
   Policy   At 5% Interest -------------------------------- -------------------------------
    Year     Per Year (2)  0% Gross   6% Gross   12% Gross  0% Gross  6% Gross   12% Gross
   ------   -------------- --------   --------   ---------  --------  --------   ---------
      1          2,052       100,000    100,000     100,000       906       998       1,091
      2          4,206       100,000    100,000     100,000     2,060     2,327       2,605
      3          6,468       100,000    100,000     100,000     3,176     3,700       4,269
      4          8,843       100,000    100,000     100,000     4,249     5,116       6,097
      5         11,337       100,000    100,000     100,000     5,282     6,582       8,113
      6         13,955       100,000    100,000     100,000     6,270     8,098      10,336
      7         16,705       100,000    100,000     100,000     7,215     9,665      12,791
      8         19,592       100,000    100,000     100,000     8,178    11,351      15,568
      9         22,623       100,000    100,000     100,000     9,095    13,094      18,631
     10         25,806       100,000    100,000     100,000    10,093    15,023      22,141
     11         29,148       100,000    100,000     100,000    11,263    17,233      26,226
     12         32,657       100,000    100,000     100,000    12,505    19,629      30,831
     13         36,342       100,000    100,000     100,000    13,686    22,082      35,871
     14         40,211       100,000    100,000     100,000    14,799    24,590      41,396
     15         44,273       100,000    100,000     101,607    15,837    27,151      47,453
     16         48,538       100,000    100,000     111,800    16,444    29,416      53,670
     17         53,017       100,000    100,000     122,516    16,967    31,739      60,427
     18         57,719       100,000    100,000     133,795    17,405    34,126      67,772
     19         62,657       100,000    100,000     145,667    17,751    36,580      75,750
     20         67,841       100,000    100,000     158,191    18,001    39,105      84,414
     25         97,922       100,000    100,000     231,981    17,343    52,910     139,882
     30        136,313       100,000    102,969     329,427    11,759    69,200     221,389
     35        185,310       100,000    117,227     458,311         0    86,540     338,337
     40        247,845       100,000    131,370     631,367         0   104,594     502,681

--------
(1) If premiums are paid more frequently than annually the payments would be $977.00 semiannually, $488.50 quarterly, or $162.84 on a special monthly basis. The death benefits and surrender values shown would be affected by the more frequent premium payments.
(2) The premium accumulated at 5% interest in Column 2 are those payable if the gross investment return is 6%.
  IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN: SCHEDULED PREMIUM VARIABLE WHOLE LIFE
      MALE, ISSUE AGE 40, PREFERRED UNDERWRITING RISK
      SUM INSURED AT ISSUE (GUARANTEED DEATH BENEFIT) $100,000
      PREMIUM SCHEDULE AT ISSUE--MODIFIED
      $1,305 INITIAL BASIC PREMIUM AT ISSUE (1)
      USING MAXIMUM CHARGES

                                   Death Benefit                   Surrender Value
                           -------------------------------- --------------------------------
               Premiums     Assuming Hypothetical Gross      Assuming Hypothetical Gross
   End of    Accumulated    Annual Investment Return of:     Annual Investment Return of:
   Policy   At 5% Interest -------------------------------- --------------------------------
    Year     Per Year (2)  0% Gross   6% Gross   12% Gross  0% Gross   6% Gross   12% Gross
   ------   -------------- --------   --------   ---------  --------   --------   ---------
      1          1,370       100,000    100,000     100,000        309        365         422
      2          2,809       100,000    100,000     100,000        872      1,030       1,195
      3          4,320       100,000    100,000     100,000      1,402      1,705       2,036
      4          5,906       100,000    100,000     100,000      1,895      2,389       2,951
      5          7,571       100,000    100,000     100,000      2,351      3,085       3,953
      6          9,320       100,000    100,000     100,000      2,768      3,790       5,049
      7         11,157       100,000    100,000     100,000      3,144      4,505       6,252
      8         13,085       100,000    100,000     100,000      3,542      5,293       7,634
      9         15,109       100,000    100,000     100,000      3,896      6,087       9,144
     10         17,235       100,000    100,000     100,000      4,334      7,017      10,924
     11         19,467       100,000    100,000     100,000      4,944      8,170      13,079
     12         21,810       100,000    100,000     100,000      5,626      9,447      15,528
     13         24,271       100,000    100,000     100,000      6,245     10,714      18,156
     14         26,855       100,000    100,000     100,000      6,793     11,962      20,980
     15         29,568       100,000    100,000     100,000      7,262     13,183      24,017
     16         32,417       100,000    100,000     100,000      7,294     14,020      26,940
     17         35,408       100,000    100,000     100,000      7,233     14,815      30,128
     18         38,548       100,000    100,000     100,000      7,078     15,568      33,616
     19         41,846       100,000    100,000     100,000      6,820     16,269      37,444
     20         45,309       100,000    100,000     100,000      6,451     16,909      41,654
     25         65,398       100,000    100,000     116,151      2,358     18,629      70,038
     30         91,038       100,000    100,000     167,339          0     15,503     112,459
     35        147,376       100,000    100,000     228,709     12,689     25,452     168,839
     40        237,055       100,000    100,000     307,502     27,047     50,169     244,827

--------
(1) If premiums are paid more frequently than annually the payments would be $652.50 semiannually, $326.25 quarterly, or $108.75 on a special monthly basis. The death benefits and surrender values shown would be affected by the more frequent premium payments. The basic premium (annual) after a recalculation at age 72 will be as follows: $9,973 for a hypothetical gross investment return of 0%, $8,477 for a gross return of 6%, and $0 for a gross return of 12%.
(2) The premiums accumulated at 5% interest in Column 2 are those payable if the gross investment return is 6%.
  IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                      [LOGO OF JOHN HANCOCK APPEARS HERE]



        POLICIES ISSUED BY JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY
                JOHN HANCOCK PLACE, BOSTON, MASSACHUSETTS 02117

    S8138 6/97